SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

VERSAR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No Fee Required
☐	Fee computed on table below per Exchange Act Rules 14a-6 (i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Dear Stockholder:

You are cordially invited to attend Versar, Inc.’s Annual Meeting of Stockholders to be held at the Springfield Golf and Country Club, 8301 Old Keene Mill Road, Springfield, Virginia 22152, on Wednesday, November 17, 2010, at 10:00 a.m. local time.

The matters scheduled for consideration at the meeting are the election of directors and other matters described in the enclosed Proxy Statement. We will also report to you on Versar’s condition and performance, and you will have the opportunity to question management on matters that affect the interests of all stockholders.

You can reach the Springfield Golf and Country Club by car, from either I-95 or I-495. From I-95: exit Old Keene Mill Road West, entrance about two miles on the left to Springfield Golf and Country Club. Stay right to the Club House. From I-495: exit I-95 South to Old Keene Mill Road West, entrance about two miles on the left to Springfield Golf and Country Club. Stay right to the Club House.

The stockholders’ interest in the affairs of Versar is encouraged and it is important that your shares be represented at the meeting. We hope you will be with us. Whether you plan to attend or not, please complete, sign, date, and return the enclosed proxy card as soon as possible in the postpaid envelope provided. Sending in your proxy will not limit your right to vote in person or to attend the meeting, but it will assure your representation if you cannot attend. Your vote is important.

Sincerely yours,

Paul J. Hoeper
Chairman of the Board

October 13, 2010

TABLE OF CONTENTS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 17, 2010
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
GENERAL
PROPOSAL NO. 1 ELECTION OF DIRECTORS
DIRECTOR COMPENSATION
SECURITY HOLDINGS OF MANAGEMENT
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 2 APPROVAL OF VERSAR, INC. 2010 STOCK INCENTIVE PLAN
Equity Compensation Plan Information
PROPOSAL NO. 3 APPOINTMENT OF ACCOUNTANTS
2011 ANNUAL MEETING
OTHER MATTERS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder
Meeting to Be Held on November 17, 2010

•	This Proxy Statement and the Versar Annual Report to Stockholders for fiscal year 2010 are available at https://materials.proxyvote.com/925297.

•	The 2010 Annual Meeting of Stockholders of Versar, Inc. will be held on Wednesday, November 17, 2010, at 10:00 a.m., local time, at the Springfield Golf and Country Club, 8301 Old Keene Mill Road, Springfield, Virginia 22152. To obtain directions to attend the meeting in person please call Michael Abram at 703-642-6706.

•	The matters to be acted on at the 2010 Annual Meeting of Stockholders of Versar, Inc. are:

•	Election of seven directors to serve until the Annual Meeting of Stockholders in 2011,

•	Approval of 2010 Stock Incentive Plan, and

•	Ratification of the appointment of Grant Thornton LLP as the independent registered public accountants for Versar for the fiscal year 2011.

•	Versar also makes available on its internet website (www.versar.com) its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, all of its other filings with the Securities and Exchange Commission, any Statements of Changes of Beneficial Ownership (Form 4 Reports) filed by its directors and executive officers, the charters of each Committee of the Board of Directors, its Corporate Governance Guidelines and its Code of Conduct. Information contained on Versar’s website should not be deemed filed with, and is not incorporated by reference into, this Proxy Statement or any of Versar’s other filings under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except to the extent that Versar specifically so provides.

•	You are invited to attend the meeting in person and if you do, you may cast your vote in person at the meeting.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Versar, Inc.:

The 2010 Annual Meeting of Stockholders of Versar, Inc. (the “Company”) will be held at the Springfield Golf and Country Club, 8301 Old Keene Mill Road, Springfield, Virginia 22152, on Wednesday, November 17, 2010, at 10:00 a.m. local time for the following purposes:

1. To elect seven directors to serve until the 2011 Annual Meeting of Stockholders;

2. To approve the 2010 Stock Incentive Plan,

3. To ratify the appointment of Grant Thornton LLP as independent registered public accountants for fiscal year 2011; and

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on September 24, 2010, will be entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters to be acted upon at the meeting.

By Order of the Board of Directors,

James C. Dobbs
Secretary

October 13, 2010

IMPORTANT NOTICE

YOUR PROXY IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE POST-PAID ENVELOPE PROVIDED.

VERSAR, INC.
6850 Versar Center
Springfield, Virginia 22151
(703) 750-3000

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 17, 2010

GENERAL

This Proxy Statement and the enclosed proxy card are being mailed on or about October 13, 2010, to stockholders (“Stockholders”) of Versar, Inc. (“Versar” or the “Company”) in connection with the solicitation by the Board of Directors of the Company of proxies for use at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment(s) or postponement(s) thereof. The Annual Meeting will be held at 10:00 a.m. local time at the Springfield Golf and Country Club, 8301 Old Keene Mill Road, Springfield, Virginia 22152, on November 17, 2010. Any person giving a proxy pursuant to this Proxy Statement may revoke it at any time before it is exercised at the meeting by filing with the Secretary of the Company an instrument revoking it or by delivering to the Company a duly executed proxy bearing a later date. In addition, if the person executing the proxy is present at the Annual Meeting, he or she may revoke such proxy by voting his or her shares in person. Proxies in the form enclosed, if duly signed and received in time for voting, and not revoked, will be voted at the Annual Meeting in accordance with the directions specified therein.

On or about October 13, 2010, the Annual Report of the Company for fiscal year 2010 (including financial statements), the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card are being mailed in a single envelope to holders of Versar’s Common Stock, par value $.01 per share (“Common Stock”), at the close of business on September 24, 2010 (the “Record Date”).

Record Date and Voting Rights

Only holders of record of Common Stock on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. There were 9,494,018 shares of Common Stock outstanding and entitled to vote as of the Record Date. Each share of Common Stock entitles the holder to one vote on all matters of business at the meeting.

The By-laws of the Company require that the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote at the Annual Meeting be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Abstentions and “broker non-votes” (which occur if a broker or other nominee does not have discretionary voting authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. As a result of rule changes within the last year, if a Stockholder whose shares of common stock are held in “street name” by a brokerage firm does not instruct the broker how to vote in the election of directors, such Stockholder’s broker will not be allowed to vote with respect to the election, creating broker non-votes. However, assuming that a quorum is present for the Annual Meeting, then those seven nominees for director who receive the highest number of votes cast will be elected and, as a result, abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Proposals Nos. 2 and 3 must be approved by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote thereon. For purposes of Proposals Nos. 2 and 3, abstentions are counted for purposes of calculating shares present and entitled to vote but are not counted as shares voting and therefore have the effect of a vote against such proposal. For purposes of Proposals Nos. 2 and 3, broker non-votes are not counted as shares present and entitled to vote and therefore have no effect with respect to such proposals.

Any proxy that is returned by a Stockholder properly completed and that is not revoked will be voted at the Annual Meeting in the manner specified therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card (or their substitutes) will vote FOR the election of the Board of Directors’ nominees, FOR Proposals Nos. 2 and 3 and in the proxy holders’ discretion with regard to all other matters. Any unmarked proxies, including those submitted by brokers (other than broker non-votes) or custodians, nominees or fiduciaries, will be voted in favor of the nominees for the Board of Directors and other proposals, as indicated in the accompanying proxy card.

The cost of preparing, assembling and mailing all proxy materials will be borne by Versar. In addition to solicitation by mail, solicitations may be made by personal interview, telephone, and telegram by officers and regular employees of the Company or its subsidiaries, acting without additional compensation. In addition, Versar has engaged Georgeson to assist in the solicitation of proxies. Versar anticipates that the costs associated with this engagement will be approximately $2,000 plus costs and expenses incurred by Georgeson. Versar anticipates that banks, brokerage houses, and other custodians, nominees, and fiduciaries will forward this material to beneficial owners of shares of Common Stock entitled to vote at the Annual Meeting, and such persons will be reimbursed by Versar for the out-of-pocket expenses incurred by them in this regard.

Principal Shareholders

The table below sets forth, as of September 24, 2010, the only persons known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock.

	Amount and Nature	Percent
	of Beneficial	of
Name and Address of Beneficial Owner	Ownership	Class of Stock
Dr. Robert L. Durfee(1) 6850 Versar Center Springfield, VA 22151	616,413	6.5%
Perritt Capital Management, Inc.(2) 300 South Wacker Drive, Suite 2880 Chicago, Illinois 60606	497,400	5.2%
Wedbush, Inc.(3) 1000 Wilshire Boulevard Los Angeles, California 90017	519,633	5.5%

(1)	For a description of the nature of the beneficial ownership of Dr. Durfee, see “SECURITY HOLDINGS OF MANAGEMENT.” The information with respect to shares of Common Stock held by Dr. Durfee is based upon filings with the Securities and Exchange Commission (the “SEC”) and information supplied by Dr. Durfee.

(2)	The information with respect to the shares of Common Stock held by Perritt Capital Management, Inc. is based on filings made on Schedule 13G with the SEC by Perritt Capital Management, Inc., and its affiliates, Perritt MicroCap Opportunities Fund, Inc, and Perritt Funds, Inc. filing as a group. According to such filings, Perritt Capital Management, Inc. has sole voting and sole dispositive power as to 82,700 shares and shares voting and dispositive power with respect to 414,700 shares with the other members of the group. Perritt MicroCap Opportunities Fund, Inc. has shared voting and shared dispositive power as to 304,700 shares and Perritt Funds, Inc. has shared voting and shared dispositive power as to 110,000 shares.

(3)	The information with respect to the Common Stock held by Wedbush, Inc. is based on filings made on Schedule 13G with the SEC by Wedbush, Inc., Edward W. Wedbush and Wedbush Morgan Securities, Inc. (collectively, “Wedbush”) filing as a group. Wedbush reports that Wedbush, Inc. has sole voting and sole dispositive power as to 186,200 shares. Edward W. Wedbush has the sole voting and sole dispositive power as to 141,932 shares. Wedbush Morgan Securities, Inc. has sole voting and sole dispositive power as to 79,150 shares. The group members have shared voting power as to 452,376 shares and shared dispositive power as to 519,633 shares.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees for Election

The Board of Directors of the Company recommends the election of the seven persons named below who have been nominated by the Board of Directors to serve as directors of Versar until the fiscal year 2011 annual meeting of Stockholders and until their successors have been duly elected and qualified or their earlier resignation or removal. The persons named in the accompanying proxy will vote for the election of the nominees named below unless authority is withheld. Other than Ruth I. Dreessen, each nominee is presently a director of the Company and has served as such for the time indicated opposite his or her name. Ms. Dreessen was identified by the Nominating Committee for consideration as a director nominee through a search it conducted on behalf of the Company without the assistance of a third-party search firm. If for any reason any of the persons named below should become unavailable to serve, an event that management does not anticipate, proxies will be voted for the remaining nominees and such other person or persons as may be designated by the Board of Directors.

Served as
Name	Director	Business Experience and Age

Robert L. Durfee	1969 to the present	Independent consultant; Co-founder of the Company; Executive Vice President of the Company from 1986 to June 2004; and President of GEOMET Technologies, LLC., a subsidiary of the Company, from 1991 to June 2004. Age 74.
Dr. Durfee is a highly experienced executive. His prior roles at Versar, including as one of the Company’s founders and as President of a principal subsidiary, GEOMET Technologies, LLC, give him unique insight into the Company’s businesses, particularly for aspects involving environmental compliance, chemical agent destruction and personal protective equipment.
James L. Gallagher	2000 to the present	President, Gallagher Consulting Group since September 1999; President of Westinghouse Government and Environmental Services from 1996 to 1999; Executive Vice President of Westinghouse Government and Environmental Services from 1994 to 1996; Vice President and General Manager Westinghouse Government Operations Business Unit 1992 to 1994. Age 73.
Mr. Gallagher is a highly experienced executive of a leading environmental and energy unit of a Fortune 500 company. With his significant financial, business, operations and contracting experience, Mr. Gallagher provides leadership to the Board’s Audit Committee. His experience in construction management and outsourcing of large government facilities is important to two of the Company’s core businesses. As a consultant to the U.S. Department of Energy, Mr. Gallagher is able to provide knowledge of markets and needs in this important area.

Served as
Name	Director	Business Experience and Age

Amoretta M. Hoeber	2000 to the present	President, AMH Consulting since 1992; Director, Strategic Planning, TRW Federal Systems Group and TRW Environmental Safety Systems, Inc., from 1986 to 1992; Deputy Under Secretary U.S. Army from 1984 to 1986; Principal Deputy Assistant Secretary, U.S. Army from 1981 to 1984. Age 68.
Ms. Hoeber’s experience in government contracting, strategic planning and business development bring a unique perspective to the core Versar businesses as well as an understanding of the strategic planning process enabling her to advise Versar as it develops its key business competencies. Her extensive network and membership in several key U.S. government advisory boards also give her insight into the needs and priorities of Versar’s biggest client.
Paul J. Hoeper	2001 to the present	Business consultant since February 2001; Assistant Secretary of the Army for Acquisition, Logistics and Technology, from May 1998 to January 2001; Deputy Under Secretary of Defense, International and Commercial Programs, from March 1996 to May 1998; President Fortune Financial from 1994 to January 1996. Mr. Hoeper is a director of Technology Research Corporation. Age 64.
Mr. Hoeper’s experience as a merchant banker and senior Department of Defense official, plus his ongoing role as a director of another public company, provide organizational, financial and business experience to the Board. Mr. Hoeper’s participation in various government advisory groups and institutions enhances his leadership of the Board of Directors and contributes considerably to the strategic matters and risk management issues that are subjects of the Board’s focus.
Amir A. Metry	2002 to the present	Business consultant since 1995; part-time Versar employee from 1995 to April 2002; Founding Principal of ERM Program Management Corp. from 1989 to 1995; and Vice President, Roy F. Weston from 1981 to 1989. Age 67.
Dr. Metry’s prior business experience and ongoing charitable work in Egypt and Sudan provide Versar with international business experience in a practice that has become its largest business segment. Also, Dr. Metry’s many years experience and present business relationships in engineering and environmental businesses enhances his leadership on organizational and compensation issues faced by Versar.

Served as
Name	Director	Business Experience and Age

Anthony L. Otten	2008 to the present	Chief Executive Officer of Versar since February 2010; Managing Member of Stillwater, LLC from July 2009 to February 2010; Operating Partner of New Stream Asset Funding, LLC from 2007 to June 2009; Managing Member, Stillwater, LLC from 2004 to 2007; Principal, Grisanti, Galef and Goldress, Inc. from 2001 to 2004. Age 54.
Mr. Otten, as Chief Executive Officer and the only management member of the Board of Directors, brings the perspective and input of the senior management team to the Board discussions. As a former CEO, senior financial manager and entrepreneur, he brings a strategic vision with practical operating and financial implications to the Board’s discussions.
Ruth I. Dreessen	New Nominee	Executive Vice President and Chief Financial Officer of TPC Group, Inc. from November 2005 to May 2010; Senior Vice President and Chief Financial Officer of Westlake Chemical Corp. from 2003 to 2005. Worked for JP Morgan Chase & Co. (and predecessor companies) for 21 years in various banking capacities, ending as a Managing Director of an investment banking unit. Age 54.
Ms. Dreessen is a highly experienced business executive with extensive experience in financial and accounting matters. She also has experience in improving shareholder value in public companies. These skills, plus the perspective she brings from her experience in a complementary business area, will provide Versar with expertise in finance and accounting, plus strategic initiatives, including acquisitions.

Board’s Leadership Structure

The Board has determined that the positions of Chairman of the Board and Chief Executive Officer should be held by different persons. In addition, the Board believes that the Chairman should not be an employee. Since July 1, 2000, the Board has been led by an independent Non-Executive Chairman. Under the Company’s Corporate Governance Guidelines, the Chairman of the Board is responsible for coordinating the Board’s activities, including the scheduling of meetings of the full Board, scheduling of executive sessions of the non-employee directors, and setting relevant items on the Board’s agenda in consultation with the Chief Executive Officer as necessary or appropriate. The Board believes this leadership structure has enhanced the Board’s oversight of, and independence from, Company management; the ability of the Board to carry out its roles and responsibilities on behalf of the Stockholders; and the overall corporate governance compared to the prior combined Chairman/Chief Executive Officer leadership structure. Further, the Board believes this structure is a more effective method of monitoring and evaluating the Chief Executive Officer’s performance, thereby making the Chief Executive Officer more accountable.

Risk Oversight

Management of risk is the direct responsibility of the Company’s Chief Executive Officer and the senior management team. The Board of Directors as a whole has oversight responsibility focusing on key risk management issues and risk mitigation processes.

Versar faces a variety of risks, including legislative and regulatory risk, liquidity risk, compliance risk and operational risk. The Board believes an effective risk management system will (1) identify in a timely fashion the material risks that the Company faces, (2) communicate appropriate information regarding senior executive management strategies and their associated risks to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into the Company’s decision-making.

In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company. We believe the Board’s leadership structure, including strong Board committee chairpersons and open communication between management and directors promotes effective oversight of Versar’s risk management program.

Committees of the Board of Directors

The Board of Directors of Versar has standing Executive, Audit, Compensation, Nominating & Governance and Corporate Development Committees.

During fiscal year 2010, the members of the Executive Committee were Dr. Prociv (Chairperson), Dr. Durfee, Ms. Hoeber, Mr. Hoeper and Mr. Otten. The primary duty of the Executive Committee is to act in the Board’s stead when the Board is not in session, during which time the Committee possesses all the powers of the Board in the management of the business and affairs of the Company, except as otherwise limited by law.

The Audit Committee, which the Board of Directors has determined is composed exclusively of non-employee directors who are independent, as defined by the NYSE Amex LLC (“NYSE Amex”) listing standards and the rules and regulations of the SEC, consisted of Messrs. Gallagher (Chairperson), Hoeper, Otten (until February 2010), and Dr. Durfee during fiscal year 2010. Mr. Otten became ineligible for Committee membership in February 2010 when he was elected to the position of Chief Executive Officer of the Company. The Committee’s primary responsibilities, as defined by its written charter, which is posted on the Company’s website at www.versar.com under Corporate Governance, are to provide oversight of the Company’s accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and retain, and evaluate the performance of, the independent accountants and the Company’s financial and accounting personnel. The Board of Directors has determined that Mr. Hoeper qualifies as an Audit Committee Financial Expert as defined under the rules and regulations of the SEC and is independent as noted above.

The Compensation Committee was comprised of Dr. Metry (Chairperson), Mr. Gallagher, Ms. Hoeber and Mr. Otten (until February 2010) during fiscal year 2010. Mr. Otten became ineligible for Committee membership in February 2010 when he was elected to the position of Chief Executive Officer of the Company. The Board of Directors has determined that all serving members of the Compensation Committee were independent directors for purposes of Compensation Committee service in accordance with the listing standards of NYSE Amex. The Committee, pursuant to a written charter, which is posted on the Company’s website at www.versar.com under Corporate Governance, approves goals and objectives related to executive compensation, reviews and adjusts compensation paid to the President and CEO of the Company and all executive officers, and administers the Company’s incentive compensation plans, including cash bonus and stock option and restricted share grants under those plans. The Committee also reviews and recommends to the Board of Directors an appropriate compensation program for the Board of Directors. The role of executive officers of the Company in determining or recommending the amount or form of executive compensation is discussed under the caption “Compensation Discussion and Analysis” beginning on page  .

The Nominating & Governance Committee was comprised of Ms. Hoeber (Chairperson), Mr. Hoeper, Mr. Gallagher and Dr. Metry during fiscal year 2010. The Board of Directors has determined that all members of the Committee are independent directors in accordance with the listing standards of NYSE Amex. The Committee, pursuant to a written charter, which is posted on the Company’s website at www.versar.com under Corporate Governance, reviews and approves Board committee charters, conducts assessments of Board performance, develops criteria for Board membership and proposes Board members who meet such criteria for annual election. The Committee also identifies potential Board members to fill vacancies that may occur between annual stockholder meetings. Stockholders may submit nominees for the Board of Directors in writing to the Chairman of the Nominating & Governance Committee at the Company’s Springfield office, care of the Corporate Secretary. The Committee also develops and implements corporate governance principles and policies.

The Corporate Development Committee was comprised of Mr. Otten (Chairperson), Mr. Hoeper and Dr. Durfee during fiscal year 2010. The Committee, pursuant to a written charter, which is posted on the Company’s website at www.versar.com under Corporate Governance, assists and advises management and, on behalf of the Board, monitors and oversees corporate development activities not in the ordinary course of the Company’s business. The Committee also reviews and provides recommendations to the Board regarding any strategic alternatives under consideration.

Board and Committee Meetings; Annual Meeting Attendance

During fiscal year 2010, the Board of Directors met five times. The Executive and Corporate Development Committees did not meet. The Audit Committee met four times. The Compensation Committee met five times. The Nominating & Governance Committee met five times. All directors of the Company attended at least 75% of all meetings of the Board and committees on which they served, except Dr. Metry who missed one of two meetings of the Nominating & Governance Committee when he was out of the country. The Company does not have a policy requiring Board Members to attend the annual meeting of Stockholders. All of the Board members attended the 2009 annual meeting.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2010, Dr. Metry, Dr. Durfee, Ms. Hoeber and Mr. Otten (when he was eligible) served as members of the Compensation Committee. No reportable relationships or transactions occurred for such committee members during fiscal year 2010.

Directors’ Compensation

During fiscal year 2010, each non-employee director received an annual fee consisting of $6,000 in cash, plus the grant of 3,000 shares of restricted stock which vest over a period of one year. Each director is also paid an attendance fee in cash of $1,400 for each meeting of the Board or of its committees where the director is physically present and of $700 for each meeting attended telephonically. In addition, the Chairmen of the Audit and Compensation Committees are paid an additional $6,000 a year in cash as compensation for increased responsibility and work required in connection with those positions. The non-employee Chairman of the Board is paid an additional $13,000 a year in cash and is granted an additional 3,000 shares of restricted stock for additional responsibilities and efforts on behalf of the Company.

DIRECTOR COMPENSATION
FY2010

	Fees Earned or Paid	Stock Awards
Name(1)	in Cash ($)(2)	($)(3)	Total
Paul J. Hoeper	37,150	20,760	$57,910

Robert L. Durfee	22,700	10,380	$33,080

James L. Gallagher	23,000	10,380	$33,380

Amoretta M. Hoeber	24,400	10,380	$34,780

Amir A. Metry	25,100	10,380	$35,480

Anthony L. Otten(4)	17,100	10,380	$27,480

Theodore M. Prociv	1,400	0	$1,400

(1)	Theodore M. Prociv is included in this table for his services as a director for the period following his resignation as Chief Executive Officer and President of the Company on February 10, 2010. The compensation received by him in fiscal year 2010 prior to his resignation is shown on the Summary Compensation Table included herein.

(2)	Includes all fees earned or paid for services as a director in fiscal year 2010, including annual retainer, committee or Board chair fees and meeting fees.

(3)	Represents the fair value of shares of restricted stock granted in fiscal year 2010 using the grant date fair value of each share of restricted stock based on the closing price of Versar’s Common Stock on the date of the grant, November 18, 2009 for all stock awards, which was $3.46 per share. Restricted stock awarded to directors in fiscal year 2010 vests on November 16, 2010, the day before the first annual meeting of Stockholders after the date of grant.

(4)	Anthony L. Otten was elected Chief Executive Officer of the Company on February 10, 2010, at which time he ceased to receive compensation as a director. The compensation received by him in fiscal year 2010 after his election as Chief Executive Officer is shown on the Summary Compensation Table included herein.

At the end of fiscal year 2010, directors owned the following number of options, all of which are vested, and unvested restricted shares:

		Vested
	Unvested Restricted	and Unexercised
	Stock Awards	Stock Options
Paul J. Hoeper	6,000	10,121

Robert L. Durfee	3,000	44,868 (2)

James L. Gallagher	3,000	7,334

Amoretta M. Hoeber	3,000	10,521

Amir A. Metry	3,000	0

Anthony L Otten	3,000	0

(1)	Theodore M. Prociv is not included as he was an employee of the Company through February 10, 2010 and received no equity compensation for his services as a director.

(2)	Includes 40,000 stock options granted while he was an employee of Versar.

Corporate Governance

The Company’s business is managed by its employees under the oversight of the Board of Directors. Except for Dr. Prociv until February 10, 2010 and Mr. Otten after February 10, 2010, no member of the Board is an employee of the Company. The Board limits membership of the Audit, Compensation and Nominating & Governance Committees to persons determined to be independent under NYSE Amex and SEC regulations.

The Board of Directors has established Corporate Governance Guidelines that, along with the charters of the Board’s committees and the Company’s Code of Conduct, provide a framework for the governance of the Company. The Corporate Governance Guidelines and committee charters are posted on the Company’s website www.versar.com, under Corporate Governance. The Board believes that independent directors must comprise a substantial majority of the Board. Throughout fiscal year 2010 all of the Board members, except Dr. Prociv and Mr. Otten from his election as Chief Executive Officer of the Company on February 10, 2010, met the NYSE Amex and SEC standards for independence. The Board determined that all of the following five non-employee directors in fiscal year 2010, are independent directors: Paul J. Hoeper, Robert L. Durfee, James L. Gallagher, Amoretta M. Hoeber and Amir A. Metry. The Board also determined that Anthony L. Otten was an independent director until his appointment as Chief Executive Officer on February 10, 2010.

To facilitate continuing director education, the Company maintains a corporate membership in the National Association of Corporate Directors (NACD). Our Board members enhance their knowledge of current governance best practices and emerging issues through their participation in local and national NACD events and conferences.

Under the Corporate Governance Guidelines, the Nominating & Governance Committee is responsible for determining which individuals, including existing directors, shall be submitted to the Board for nomination and to the Stockholders for election as directors. There is no formal nominating or screening process or procedure or specific criteria for directors. At the present time, the Corporate Governance Guidelines require that director nominees possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the Stockholders. The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating & Governance Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will have the requisite skills, talent and perspectives to oversee the Company’s business. However, the Nominating & Governance Committee is preparing new director criteria and formalizing the director nominating procedure in fiscal year 2011 and expects adoption of new procedures and criteria by the Board by the end of fiscal year 2011.

Versar has not adopted a formal process for Stockholder communications with the Board of Directors. Nevertheless, Stockholders and employees who desire to communicate directly to the Board of Directors, any of the Board’s Committees, the non-employee directors as a group, or any individual director should write to the address below:

Name of Addressee
c/o Corporate Secretary
Versar, Inc.
6850 Versar Center
Springfield, VA 22151

Code of Ethics

The Company’s Board of Director’s has adopted a code of business ethics and conduct, most recently amended effective April 16, 2010, that applies to all directors and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer and controller. The code of business ethics and conduct is posted on the Company’s web site www.versar.com, under Corporate Governance. The Company intends to disclose on its website any amendments or modifications to the code of business ethics and conduct and any waivers granted under this code to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. In fiscal year 2010 and through the date of this Proxy Statement, no waivers have been requested or granted.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires Versar’s executive officers, directors and persons who beneficially own more than 10% of Versar’s Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on Versar’s review of such reports furnished to Versar, Versar believes that all reports required to be filed by persons subject to Section 16(a) of the Exchange Act, and the rules and regulations thereunder, during fiscal year 2010, were timely filed except that (i) certain executive officers inadvertently failed to file Form 4s to report the surrender of shares to pay taxes upon the vesting of restricted stock, (ii) Peter Cooper filed a late Form 4 to report a grant of restricted stock upon becoming an executive officer, due to a delay in receiving appropriate filing codes, and (iii) the directors of the Company filed late Form 4s reporting grants of restricted stock in connection with last year’s annual meeting due to technical delays at the Company.

SECURITY HOLDINGS OF MANAGEMENT

The following table sets forth certain information regarding the ownership of Versar’s Common Stock by the Company’s directors and each named executive officer named in the Summary Compensation Table that is currently employed with the Company, plus includes each nominee for director and the Company’s directors and executive officers as a group, as of September 24, 2010.

	Shares of Common Stock Beneficially
	Owned as of September 24, 2010(1)
Individual or Group	Number	Percent
Robert L. Durfee(2)	616,413	6.5%

Amir A. Metry	17,534	*

James L. Gallagher(3)	18,621	*

Amoretta M. Hoeber(4)	19,721	*

Paul J. Hoeper(5)	35,521	*

Anthony L. Otten(6)	37,500	*

Theodore M. Prociv(7)	169,935	1.8%

Ruth I. Dreessen	—

Jeffrey A. Wagonhurst(8)	31,790

Lawrence W. Sinnott(9)	116,887	1.2%

James C. Dobbs(10)	97,174	1.0%

Lee A. Staab	5,349

All directors and executive officers as a group (19 persons)(11)	1,313,552	13.5%

*	= Less than 1%

(1)	For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Exchange Act, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of the security or the power to dispose or to direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of September 24, 2010.

((2)	Includes 34,000 shares owned by adult children of Dr. Durfee as to which he shares voting and investment power. Includes 44,868 shares that may be purchased upon the exercise of stock options exercisable within 60 days after September 24, 2010.

(3)	Includes 7,334 shares that may be purchased upon the exercise of stock options exercisable within 60 days after September 24, 2010.

(4)	Includes 10,521 shares that may be purchased upon the exercise of stock options exercisable within 60 days after September 24, 2010.

(5)	Includes 10,121 shares that may be purchased upon the exercise of stock options exercisable within 60 days after September 24, 2010.

(6)	Mr. Otten is a Trustee of the Employee 401(k) Plan and as such he has shared investment power as to 430,006 shares and shared voting power as to 430,006 shares held by this plan. Mr. Otten disclaims beneficial ownership of the plan shares arising solely from his position as Trustee, none of which are included in the above table.

(7)	Includes 3,508 shares owned by Dr. Prociv’s spouse.

(8)	Includes 2,000 shares that may be purchased upon the exercise of stock options exercisable within 60 days after September 24, 2010.

(9)	Includes 65,000 shares that may be purchased upon the exercise of stock options exercisable within 60 days after September 24, 2010. Mr. Sinnott is a Trustee of the Employee 401(k) Plan and as such he has shared investment power over 430,006 shares and shared voting power over 430,006 shares held by this plan. Mr. Sinnott disclaims beneficial ownerships of the plan shares arising solely from his position as Trustee, none of which are included in the above table.

(10)	Includes 30,000 shares that may be purchased upon the exercise of stock options exercisable within 60 days after September 24, 2010.

(11)	Excludes shares held by the Employee 401(k) Plan as described in notes 9 and 10. Also, includes 218,844 shares that may be purchased upon exercise of stock options exercisable within 60 days after September 24, 2010.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The following Compensation Discussion and Analysis reviews the executive compensation program, policies and decisions of the Company’s Compensation Committee with respect to the Company’s executive officers listed in the Summary Compensation Table below (the “named executive officers”). At the end of fiscal year 2010, the named executive officers who remain employees of the Company are:

•	Anthony L. Otten, Chief Executive Officer,

•	Jeffrey A. Wagonhurst, President,

•	Lawrence W. Sinnott, Executive Vice President and Chief Financial Officer,

•	Lee A. Staab, Senior Vice President, and

•	James C. Dobbs, Senior Vice President, General Counsel and Secretary.

Executive Compensation Philosophies and Policies

The compensation philosophy of the Compensation Committee (the “Committee”) is built on the principles of pay for performance, stock ownership and alignment of management interests with the long-term interest of the Stockholders. The Committee’s executive compensation policies are designed to provide competitive levels of compensation that integrate pay with performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. The target levels of new executive officers’ overall compensation are intended to be consistent with compensation in the professional services industry for similar executives. For present executive officers, except in the case of salary levels that are not appropriately aligned with similarly situated executives in the Company, it is the Committee’s intent not to increase base salary levels, but to provide significant incentive compensation to drive the Company’s performance. In addition, the Committee seeks to provide a clear and transparent executive compensation process that reflects the understanding, input and factors considered by the Committee that make the compensation and incentive system a valuable tool to increase Stockholder value.

The Company’s executive compensation program includes three components:

•	Base Salary — Salaries are based upon the Committee’s assessment of performance and views regarding the appropriate salary structure for the Company compared to publicly available information regarding salaries paid to other executives in the professional services industry. Once agreed upon, unless there is a clear mis-alignment, the Committee currently anticipates that executive officers’ salary levels are not likely to be increased in the next few years.

•	Annual Bonus — Bonuses are paid pursuant to an incentive pay for performance plan established at the beginning of each fiscal year by the Committee, as discussed below, and are intended to reward performance achieved during the applicable fiscal year. This pay for performance incentive plan balances the short-term and long-term needs of the Company. Under the cash bonus element of the incentive plan (discussed below), a bonus pool is created each fiscal year upon the attainment of certain financial targets set by the Board. If the Company meets the targets, the Committee then determines the allocation of a pre-determined portion of the incentive pool among the executive officers based on each executive officer’s position and individual contribution to the Company’s performance. Each executive officer’s performance is measured against financial, profitability, growth, strategic and operational goals consistent with the Company’s business plan. For the immediate future, the goals set for the incentive awards will place greater emphasis on the short-term financial well-being of Versar.

•	Long-Term Incentive Awards — The purpose of this element of the Company’s executive compensation program is to link management compensation with the long-term interests of the Company’s Stockholders, as well as the performance of the Company in a single fiscal year. Long-term incentive awards are granted at the discretion of the Committee usually in the form of restricted stock from a pool established under the incentive plan and issued under the then stockholder approved stock incentive plan. The Committee bases its decision to grant such awards on the individual’s performance and potential to contribute to the creation of stockholder value.

Incentive Compensation Philosophy and Policies

The Committee annually creates a company-wide Incentive Compensation Plan (“Incentive Plan”) designed as a pay-for-performance plan, which is presented to and approved by the Company’s Board of Directors at the beginning of each fiscal year at its meeting held in September. The Incentive Plan sets general principles that apply to all elements of compensation and directly establishes the rules for the award of cash bonuses and stock-based compensation. The Incentive Plan typically consists of two parts: the first part is a written incentive compensation plan establishing the rules, terms and conditions for incentive compensation for the fiscal year. The second part consists of general principles and guidelines for incentive compensation established by the Committee. The Committee establishes a set of guidelines applicable to all elements of the Company’s compensation and that apply directly to the Incentive Plan each year- including for fiscal 2010 and 2011. These are:

•	The management team’s compensation is linked to Versar’s profitability, growth and strategic position;

•	The Incentive Plan’s key concept, pay for performance, balances short-term needs and long-term goals of the Company and the management team;

•	The Pay for Performance concept is applicable to all elements of compensation, including base salary and merit increases, cash bonuses and restricted stock awards;

•	The Incentive Plan is simple, rational, clearly understandable, consistent across the board and based upon agreed-upon measurable parameters;

•	The Incentive Plan is based upon meeting certain levels of pre-tax income;

•	The Incentive Plan is driven by a combination of metrics, depending on the level of management. The intent is to have all levels of management have a significant portion of their compensation tied to the company’s financial performance;

•	Management is also authorized to reward individual performance based on overachievement of project profitability and for achieving specific business development goals and objectives.

For fiscal year 2010, the Committee determined that individual Incentive Plan awards would be based 60% on financial goals emphasizing the short-term well-being of Versar and 40% upon meeting strategic growth and sustainability goals of Versar over a longer period. For fiscal year 2011, these percentages have been set at 60 to 65% and 35 to 40%, respectively.

Cash Bonuses.  Under the Incentive Plan, a discretionary bonus pool is created each fiscal year contingent on the Company meeting certain minimum pre-tax income targets set by the Board. For fiscal year 2010, the Board set the sole criteria for the creation of the bonus pool as the Company’s pre-tax income. The minimum goal for fiscal year 2010 was $4 million in pre-tax income, with a bonus pool of $200,000 at that level. The bonus pool was designed to increase as pre-tax income reached higher levels so that at $7.3 million of pre-tax income, a $1.640 million bonus pool would be created. For fiscal year 2011, the bonus pool again has a minimum goal of $4 million in pre-tax income, with a bonus pool $200,000 at that level. Again, as pre-tax income increases, the bonus pool expands on the same ratio as for the Incentive Plan for fiscal year 2010.

For fiscal year 2010, the bonus pool was divided into three different segments: one for named executive officers and other executive officers, one for other managers and one for other key employees. There were varying percentages of participation by each group. The named executive officers and other executive officers would not participate in the first $100,000 of the bonus pool. When the bonus pool becomes greater than $100,000, the named executive officers and other senior managers are allocated an increasing percentage of the bonus pool and would have been allocated 60% of the bonus pool in excess of $300,000. If the named executive officers and other senior managers were entitled to a bonus, the Committee would determine the allocation of bonuses among the named executive officers and other senior managers from the pools established for each category of employee, based on each executive officer’s or manager’s position, contribution to the Company including the achievement of established performance goals, and information regarding mid-range bonuses paid by others in the professional services industry based on information provided by its compensation consultant, discussed below. For fiscal year 2010, no cash bonuses were awarded because the minimum performance required for the creation and allocation of the bonus pool was not achieved.

The Incentive Plan for fiscal year 2011 follows the same format with the additional incentive that the executive officers’ percentage of the bonus pool increases to 65% if the pool exceeds $900,000.

Restricted Stock Awards.  While the cash bonus component of the Incentive Plan focuses solely on past performance, restricted stock awards take into account both past performance and the need to provide the executive officers, other managers and key employees with an incentive to drive future performance of the Company. Restricted stock is also used as an incentive for future performance, in particular for new key employees, and long-term retention and commitment to the Company’s future. Restricted stock awards are currently made under the Company’s 2005 Stock Incentive Plan and 2002 Stock Incentive Plan. While both plans allow the use of stock options and other forms of stock-based awards, the Committee has determined that currently all awards will be made in the form of restricted stock because restricted stock provides an opportunity to provide employees with incentives for the growth of Stockholder value while having less of an impact from an accounting standpoint on the earnings of the Company than stock options.

In the fiscal year 2010 Incentive Plan, the number of restricted shares available for award was based on the same measure used to establish the size of the cash bonus pool, subject to a minimum and maximum award range. For fiscal year 2010, the minimum pool for restricted stock awards was set at 25,000 shares and the maximum pool was 100,000 shares. The Incentive Plan for fiscal year 2011 follows the same format as the previous year although the maximum pool has been increased to 150,000 shares.

Compensation Process

As noted above, in establishing the Incentive Plan, the Committee annually reviews the overall compensation of senior management as well as the size and composition of the cash portion and stock-based award portion of the Incentive Plan at the beginning of each fiscal year.

At the same time, the Committee gathers data regarding the Company’s performance during the immediately preceding fiscal year to determine the awards to be made under the Incentive Plan for that then completed fiscal year. Executive officers of the Company provide information to the Committee at its request regarding the performance of the Company and Company’s employees, and, from time to time, the Chief Executive Officer makes recommendations to the Committee regarding compensation changes for consideration. During fiscal year 2010, the Chief Executive Officer recommended the Committee consider a base salary change for one executive officer, which was approved by the Committee as noted below.

In making its compensation decisions the Committee has historically and again in 2010 used the services of Mr. Steve Parker of HR Solutions, a compensation consulting firm. Annually, Mr. Parker compiles information from publicly available compensation surveys and benchmarks, including those prepared by Mercer LLC, Radford Surveys + Consulting, Washington Technical Personnel Forum and Culpepper and Associates, Inc., regarding companies in the professional services industry. The compilation prepared by Mr. Parker includes compensation data for different executive levels of professional services companies of various sizes and in various geographic locations, but does not include the names of the individual companies used to compile the survey data. The publicly available compensation surveys and benchmarks used to prepare the compilation are chosen by Mr. Parker based only on general direction from the Committee. Under the direction of Dr. Metry, Mr. Parker provided detailed information by type of executive position for fiscal year 2010 focused on professional service companies with revenues in a range similar to that achieved by Versar over the same period. The compilation included an average of the mid-range of salaries and bonus percentages for the various executive levels within the professional services industry. In making compensation decisions, the Committee’s goal is to, over time, provide for executives’ salaries and bonuses within the mid-range averages shown by the compilation. Mr. Parker submitted the compilation for 2010 to the Committee members in its May meeting.

In making compensation decisions, the Committee also takes into account the accounting and tax impact to the Company of the proposed compensation under consideration. Section 162(m) of the Internal Revenue Code has not been a relevant factor in the Committee’s compensation decisions to date, because the levels of compensation historically paid to the executive officers have been substantially below the $1 million threshold set forth in Section 162(m). If the Committee were to consider compensation increases sufficient to reach this threshold, it would seek advice regarding the application and impact of Section 162(m). In setting compensation, the Committee also considers ways to minimize the adverse tax consequences from the impact of Section 409A of the Internal Revenue Code. If an executive is entitled to nonqualified deferred compensation benefits, as defined by and subject to Section 409A, and such benefits do not comply with Section 409A, the executive would be subject to adverse tax treatment (including accelerated income recognition in the first year that benefits are no longer subject to a substantial risk of forfeiture) and a 20% penalty tax. Versar’s compensation plans and programs are, in general, designed to comply with the requirements of Section 409A so as to avoid possible adverse tax consequences that may apply.

Compensation Decisions

Base Salary

For base salaries payable during fiscal year 2010, the Committee considers several factors. The Committee reviewed the compilation prepared by the compensation consultant as noted above and determined that it was appropriate for the Company’s executive officers compensation to continue to fall below the mid-range based on current Company performance as compared to the industry. Based on recommendations from Dr. Metry at the beginning of fiscal year 2010, the Committee determined to make no salary adjustments other than in connection with promotions of Messrs Daniel Cummings and Peter Cooper (increases of $23,000 and $15,000, respectively) and a salary equalization increase of $10,000 for Ms. Gina Foringer, none of whom is a named executive officer. Based on that recommendation, the Committee determined that it would not make general merit adjustments for executive officer salaries in fiscal year 2010 or for the foreseeable future absent a promotion or needed equalization adjustment. Rather, the Committee determined to focus on incentive compensation based on the Pay for Performance principle.

In determining executive compensation for fiscal year 2011, the Committee considered the poor financial performance of the Company during fiscal year 2010, and decided, consistent with the principles adopted in fiscal year 2010, that no salary increases would be awarded with one exception. The Committee determined that Senior Vice President, Jeffrey Moran’s salary was mis-aligned with those of his peers and approved a $15,000 annual increase to $180,000 per annum effective September 11, 2010.

Cash Bonuses

Following the end of fiscal year 2010, the Committee evaluated the Company’s financial performance for the fiscal year based on the performance criteria established under the 2010 Incentive Compensation Plan. For fiscal year 2010, the Company experienced a pre-tax loss and as a result no cash bonus pool was created and no cash bonuses were paid.

Restricted Stock Awards

In recognition of fiscal year 2009 results under the 2009 Incentive Compensation Plan, in early fiscal year 2010, the Committee determined that a pool of 41,000 shares of restricted stock should be awarded and made the following awards under Versar’s stock incentive plans. Each award was made on September 9, 2009, except as noted.

Restricted Stock Awarded
Named Executive Officer	(# of shares)
Theodore M. Prociv	7,000
Lawrence W. Sinnott	4,000
James C. Dobbs	2,000
Jeffrey A. Wagonhurst	3,000
Charles S. Cox(1)	2,000

(1)	Mr. Cox did not become an employee of the Company until January 3, 2009. Prior to that, he was a consultant to the Company for the previous three years. His award was approved by the Committee on September 15, 2009.

The Committee also awarded 23,000 shares of restricted stock to other executive officers and employees in September 2009. Except for one 5,000 restricted share award which vests over a three year period, 50% of each of the other restricted stock awards granted in September 2009 vested on April 1, 2010 and the remaining 50% will vest on April 1, 2011.

Although the performance criteria established under the 2010 Incentive Compensation Plan for awards under such plan were not achieved, the Committee has the authority to make discretionary awards to executive officers to reward individual achievement. In September 2010, after review of individual performance during fiscal year 2010, the Committee awarded 14,000 shares of restricted stock to nine employees in recognition of their extraordinary efforts and results during the fiscal year. Of these 14,000 shares, two executive officers received awards of restricted stock, vesting over a two-year period: 5,000 shares were awarded to Senior Vice President and Chief Administrative Officer, Michael J. Abram and 2,000 shares were awarded to Senior Vice President, Professional Services Group Manager, Gina Foringer, neither of whom is a named executive officer for fiscal year 2010. Mr. Otten also received an award of 10,000 shares of restricted stock as incentive for his future performance as the Chief Executive Officer. These grants will vest 50% on September 8, 2011 and 50% on September 8, 2012.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and had the opportunity to discuss the Compensation Discussion and Analysis with management. Based on this review, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K.

Compensation Committee of the Board of Directors:

Dr. Amir A. Metry, Chairman
James L. Gallagher
Amoretta M. Hoeber

SUMMARY COMPENSATION TABLE

The following table presents compensation information earned by the Company’s Chief Executive Officer, Chief Financial Officer, and each of the Company’s three other most highly compensated executive officers during the fiscal year ended June 25, 2010. We refer to these executive officers as our named executive officers in this Proxy Statement.

						All Other
Name and Principal		Salary	Bonus		Stock Awards	Compensation	Total
Position	Year	($)(1)	($)(2)		($)(3)	($)(4)	($)
Anthony L. Otten(5)	2010	107,308	—		27,200	8,377	142,885
Chief Executive Officer

Theodore M. Prociv(6)	2010	232,115	—		26,460	156,205	414,780
President and Chief Executive	2009	348,219	135,200		118,476	30,029	631,924
Officer	2008	322,598	211,900		172,656	20,707	727,861

Jeffrey A. Wagonhurst	2010	233,654	—		11,340	19,535	264,529
President	2009	198,846	73,900	(7)	39,065	19,793	331,604
	2008	180,961	148,200		69,063	16,923	415,147

Lawrence W. Sinnott	2010	250,000	—		15,120	13,509	278,629
Executive Vice President and	2009	239,231	95,300		79,412	13,549	427,492
Chief Financial Officer	2008	204,615	158,100		103,594	15,601	481,910

James C. Dobbs Senior	2010	190,000	—		7,560	18,695	216,255
Vice President and General	2009	190,408	46,200		41,923	17,665	296,196
Counsel	2008	177,846	56,700		73,963	16,355	324,864

Lee A. Staab(8)	2010	323,927	—		7,200	5,633	336,760
Senior Vice President,	2009	265,846	15,000		—	—	280,846
International Program Group

Charles S. Cox	2010	217,500	—		—	24,506	242,006
Senior Vice President,	2009	180,000	177,700	(10)	4,900	9,877	372,477
International Group(9)

(1)	Includes regular base salary earnings in fiscal year 2010, 2009 and 2008.

(2)	Bonus amounts represent amounts awarded for performance during the fiscal year and paid after the fiscal year end.

(3)	Represents the fair value of shares of restricted stock granted in fiscal years 2010, 2009 and 2008, the reported amounts represent the grant date fair values of the awards. The grant date fair value is determined by multiplying the number of shares granted by the closing price of the Company’s Common Stock on the grant date.

(4)	Consists of the following: Any Severance payments, payments for accrued Personal Time Off after retirement, Company paid life insurance, Company paid disability, executive medical reimbursement, and Company match to employee’s 401(k) Plan contribution.

(5)	Mr. Otten was elected Chief Executive Officer on February 10, 2010. Any compensation for serving as an outside director prior to that date is reported in the Director Compensation table.

(6)	Dr. Prociv resigned as Chief Executive Officer and President on February 10, 2010. Any compensation for serving thereafter as an outside director is reported in the Director Compensation Table.

(7)	Bonus amounts include $48,900 for performance under the Company’s Incentive Compensation Plan and $25,000 for project performance.

(8)	Mr Staab became an employee of the Company on July 19, 2008.

(9)	Mr. Cox became an employee and executive officer of the Company effective January 3, 2009 and retired on January 8, 2010.

(10)	Includes a bonus of $32,700 paid to Mr. Cox for performance during fiscal year 2009, a bonus of $70,000 paid during fiscal year 2009 which was for project performance while he was a consultant to the Company prior to his employment in January 2009 and $75,000 which was a signing bonus for becoming an employee.

GRANTS OF PLAN-BASED AWARDS

		All Other Stock
		Awards: Number of
		Shares of Stock or	Grant Date Fair Value
		Units	of Stock and Option
Name	Grant Date	(#)	Awards(3)
Anthony L. Otten	2/15/10(1)	10,000	27,200

Theodore M. Prociv	9/9/09(2)	7,000	26,460

Lawrence W. Sinnott	9/9/09(2)	4,000	15,120

Jeffrey A. Wagonhurst	9/9/09(2)	3,000	11,340

Lee A. Staab	9/15/09(2)	2,000	7,200

James C. Dobbs	9/9/09(2)	2,000	7,560

Charles S. Cox	9/15/09(2)	2,000	7,200

(1)	The restricted stock award to Mr. Otten was made by the Compensation Committee shortly after his election as Chief Executive Officer.

(2)	The restricted stock awards to Messrs Prociv, Sinnott, Wagonhurst, Staab, Dobbs and Cox were made by the Compensation Committee during fiscal year 2010 for performance in fiscal year 2009. 50% of each award vested on April 1, 2010, and the second 50% of each award will vest on April 1, 2011.

(3)	The amounts in this column do not represent amounts the named executive officers received or are entitled to receive. Rather, the reported amounts represent the grant date fair values of the awards. The grant date fair value is determined by multiplying the number of shares granted by the closing price of the Company’s Common Stock on the grant date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards			Stock Awards
	Number of			Number of	Market
	Securities			Shares or	Value of
	Underlying			Units of	Shares or
	Unexercised	Option		Stock That	Units of
	Options (#)	Exercise	Option	Have Not	Stock That
	Exercisable	Price	Expiration	Vested	Have Not
Name	(1)	($)	Date	(#)(2)	Vested ($)
Anthony L. Otten	—	—	—	10,000	33,600

Jeffrey A. Wagonhurst	2,000	3.82	9/14/14	1,500	5,040

Lee A. Staab	0	—	—	1,000	3,360

Lawrence W. Sinnott	25,000	1.81	10/14/12	2,000	6,720
	20,000	2.80	10/1/13
	20,000	3.82	9/14/14

James C. Dobbs	20,000	2.80	10/1/13	1,000	3,360
	10,000	3.82	9/14/14

Charles S. Cox	0	—	—	0	0

(1)	All outstanding options are fully vested. Dr. Prociv’s 75,000 vested stock options were forfeited three months after his resignation. As part of his severance, 7,000 unvested restricted shares’ vesting was accelerated.

(2)	All listed shares of restricted stock will vest on April 1, 2011 with the exception of the shares awarded to Mr. Otten which will vest as to 5,000 on February 14, 2011 and as to the remaining 5,000 shares on February 14, 2012. Mr. Cox forfeited all the remaining stock awards at his retirement on January 8, 2010.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized on	Shares Acquired	Value Realized
Name	on Exercise (#)	Exercise ($)(1)	on Vesting (#)	on Vesting ($)(2)
Antony L. Otten	—	—	—	—

Jeffrey A. Wagonhurst			2500	8,400
			1500	4,905

Theodore M. Prociv	—	—	7,000	18,970
			8,500	28,560

Lawrence W. Sinnott	—	—	6,000	20,160
			2,000	6,540

James C. Dobbs	—	—	2,500	8,400
			1,000	3,270

Lee A. Staab			2,000	7,460
			1,000	3,270

Charles S. Cox	—	—	2,500	7,700

(1)	Represents the difference between the exercise price and the fair market value of the Company’s Common Stock on the date of exercise.

(2)	Calculated by multiplying the number of shares by the fair market value of the Company’s Common Stock (based on the closing price for the Common Stock on the NYSE Amex) on the date of vesting.

Employment Contracts

The Company’s employment contract with Dr. Prociv expired on November 30, 2009 and was not renewed. However, in connection with his resignation from the Company in February 2010, on March 29, 2010, the Company entered into a Separation and General Release Agreement (the “Agreement”) with Dr. Prociv providing for certain continuing payments to Dr. Prociv and his release of claims against the Company. The Agreement provides for continuation of salary payments to Dr. Prociv at the base salary rate in effect on his last day of employment for a period of ten and one half months after February 10, 2010, for a gross payment in the aggregate amount of $288,750.00. The Agreement also addresses Dr. Prociv’s continuing rights to certain other benefits provided by the Company and provides for the vesting of all restricted stock awards held by Dr. Prociv as of February 10, 2010.

The Company’s employment agreement with Charles S. Cox expired on January 2, 2010 and was not renewed. Mr. Cox, Senior Vice President for International Operations retired from the Company on January 8,2010.

Change in Control Agreements

The Company has outstanding change in control severance agreements with Messrs Otten, Sinnott, Dobbs, and Wagonhurst. The agreements provide that there is a change in control upon the occurrence of the first of the following events: an acquisition of a controlling interest (defined as 25% or more of the combined voting power of the Company’s then outstanding securities), if during the term of the agreement, individuals serving on the board at the time of the agreement, or their approved replacements, cease to constitute a majority of the board, a merger approval (subject to exceptions listed in the agreement), a sale of all or substantially all of the Company’s assets, a complete liquidation or dissolution of the Company, or a going private transaction. Under each of the agreements, severance benefits are payable to an executive officer if, during the term of the agreement and after a change in control has occurred, the executive’s employment is terminated by the Company without cause (other than as a result of his death or disability) or if the executive resigns for good reason (e.g., as a result of change in title, salary reduction, or change in geographic location). Severance benefits will also be triggered if, after a potential change in control, but before an actual change in control, the executive’s employment is terminated without cause or the executive resigns for good reason, if the termination is at the direction of a person who has entered into an agreement with the Company that will result in a change in control, or the event constituting good reason is at the direction of such a person. Finally, benefits will be triggered if a successor to the Company fails to assume the agreement. Severance benefits include (i) a lump sum cash payment equal to two times the executive’s annual base salary, or, if higher, the annual base salary in effect immediately before the change in control, potential change in control or good reason event, (ii) a lump sum cash payment equal to two times the higher of the amounts paid to the executive under any existing bonus or incentive plan in the calendar year preceding the termination of his employment or the calendar year in which the change in control occurred, (iii) a lump sum payment for any amounts accrued under any other incentive plan, (iv) a continuation for 24 months of the life, disability and accident benefits the executive was receiving before the end of his employment, (v) a continuation for 18 months of the health and dental insurance benefits he was receiving before the end of his employment, (vi) a lump sum payment of $16,000 in lieu of medical and tax accounting benefits made available by the Company to its officers, and (vii) all unvested options will immediately vest and remain exercisable of the longest period of time permitted by the applicable stock option plan. Further, the Company provides certain medical benefits to retired executive officers who serve as chief executive officer or a vice president. A termination following a change in control will be deemed retirement for purposes of the provision of these medical benefits.

The change in control severance agreement for Mr. Otten will expire on May 23, 2012 and for Messrs Wagonhurst, Sinnott and Dobbs on March 17, 2012 or, in each case, the date on which an executive officer ceases to serve in his or her current position with the Company, and in each case prior to the occurrence of a potential change in control or a change in control, as defined above. If a change in control occurs during the term of the change in control severance agreements, the above termination dates will not apply and the agreement will terminate only on the last day of the 24th calendar month beginning after the calendar month in which the change in control occurred.

The following table estimates and summarizes the potential payments and benefits, other than the benefits ordinarily available to salaried employees, to which Mr. Otten would have received if his employment had been terminated on the last day of fiscal year 2010 under the circumstances described below.

	Salary	Bonus	Benefits
	$	$	$(1)
Termination or resignation following a change of control	600,000	0	17,168

Termination or resignation following a potential change of control	600,000	0	17,168

Successor fails to assume the contract	600,000	0	17,168

(1)	Payment for additional benefit costs paid by the Company on behalf of Mr. Otten and not generally available to other employees for life insurance and medical and tax account benefits.

The following table estimates and summarizes the potential payments and benefits, other than the benefits ordinarily available to salaried employees, to which Mr. Sinnott would have received if his employment had been terminated on the last day of fiscal year 2010 under the circumstances described below.

	Salary	Bonus	Benefits
	$	$	$(1)
Termination or resignation following a change of control	500,000	190,600	19,068

Termination or resignation following a potential change of control	500,000	190,600	19,068

Successor fails to assume the contract	500,000	190,600	19,068

(1)	Payment for additional benefit costs paid by the Company on behalf of Mr. Sinnott and not generally available to other employees for life and disability insurance and medical and tax account benefits.

The following table estimates and summarizes the potential payments and benefits, other than the benefits ordinarily available to salaried employees, to which Mr. Dobbs would have received if his employment had been terminated on the last day of fiscal year 2010 under the circumstances described below.

	Salary	Bonus	Benefits
	$	$	$(1)
Termination or resignation following a change of control	380,000	92,400	28,430

Termination or resignation following a potential change of control	380,000	92,400	28,430

Successor fails to assume the contract	380,000	92,400	28,430

(1)	Payment for additional benefit costs paid by the Company on behalf of Mr. Dobbs and not generally available to other employees for life and disability insurance and medical and tax accounting benefits.

The following table estimates and summarizes the potential payments and benefits, other than the benefits ordinarily available to salaried employees, to which Mr. Wagonhurst would have received if his employment had been terminated on the last day of fiscal year 2010 under the circumstances described below.

	Salary	Bonus	Benefits
	$	$	$(1)
Termination or resignation following a change of control	500,000	147,800	24,092

Termination or resignation following a potential change of control	500,000	147,800	24,092

Successor fails to assume the contract	500,000	147,800	24,092

(1)	Payment for additional benefit costs paid by the Company on behalf of Mr. Wagonhurst and not generally available to other employees for life and disability insurance and medical and tax accounting benefits.

Risk Considerations in our Compensation Program

During fiscal year 2010, the Compensation Committee considered the impact of the Company’s executive compensation policies and practices, and the incentives created by its policies and practices, on the Company’s risk profile, and concluded that they do not motivate imprudent risk taking. In addition, the Committee periodically reviews all of the Company’s compensation policies and procedures, including the incentives they create, and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company. In conducting this review, the Committee also reviews the compensation program for any design features which have been identified by experts as having the potential to encourage excessive risk-taking, including:

•	too much focus on equity

•	compensation mix overly weighted toward annual incentives

•	highly leveraged payout curves and uncapped payouts

•	unreasonable goals and thresholds

•	steep payout cliffs at performance levels that may encourage short-term business decisions to meet payout thresholds.

In reaching its conclusion, the Committee noted several design features of its compensation program that reduce the likelihood of excessive risk taking:

•	the Company’s program and policies are designed to provide a balanced mix of cash and restricted equity, annual and longer-term incentives

•	maximum payout levels for bonuses are capped based on a review of the Company’s economic position and prospects, as well as the compensation offered by comparable companies

•	the Committee has discretion to alter, including reduce, incentive plan payouts or make discretionary awards

•	the Incentive Plan uses pre-tax income as the performance measure for determining incentive payouts, which encourages executives to take a balanced approach focused on corporate profitability, rather than other measures, such as revenue targets, which may incentivize executives to drive sales levels without regard to cost structure

REPORT OF THE AUDIT COMMITTEE

In fiscal year 2010, the Board’s Audit Committee consisted of five non-employee directors, James L. Gallagher, as Chairman, Dr. Robert L. Durfee, Paul J. Hoeper and Dr. Amir A. Metry. Mr. Anthony L. Otten also served on the committee until he became ineligible to serve when he was elected Chief Executive Officer of the Company on February 10, 2010. Each member had been determined to be an independent director under NYSE Amex listing standards and the rules and regulations of the SEC during the term of their service on the Audit Committee. Further, the Company’s Board of Directors has determined that Mr. Hoeper is qualified as an Audit Committee Financial Expert. Pursuant to the Committee’s written charter, which meets the requirements of the Sarbanes-Oxley Act, the Committee evaluates audit performance, manages the relationship with the Company’s independent registered public accounting firm, assesses policies and procedures relating to internal controls and evaluates complaints regarding auditing and accounting matters. This report relates to the activities of the Audit Committee in carrying out such role for the 2010 fiscal year.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements and reporting process, which includes the Company’s systems for internal controls and other financial statement requirements under the Sarbanes Oxley Act. In carrying out its oversight responsibilities, the Committee met with management and reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended June 25, 2010. The review included a discussion of the quality and acceptability of the Company’s financial reporting and internal controls, including the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

The Committee also reviewed with the Company’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”), who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards and SAS (Statement on Auditing Standards) 61 (as amended) as adopted by the Public Company Accounting Oversight Board in Rule 3200T, other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC and other applicable regulations. In addition, the Committee received written disclosures and a letter from Grant Thornton required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Committee concerning independence, and has discussed with Grant Thornton their independence. The Committee meets periodically and privately with Grant Thornton to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting, financial management, accounting and internal controls. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 25, 2010 for filing with the SEC.

Under the Committee’s charter and the requirements of the Sarbanes-Oxley Act and Rule 10A-3 adopted by the SEC, the responsibility for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accounting firm rests with the Audit Committee. Based upon a review of Grant Thornton’s qualifications, resources, personnel and performance, the Committee has selected Grant Thornton as the Company’s independent registered public accounting firm for fiscal year 2011 and is submitting its decision for Stockholder ratification at the Annual Meeting.

Submitted by the Audit Committee of the Board of Directors:

James L. Gallagher, Chairman
Dr. Robert L. Durfee
Paul J. Hoeper

Audit Fees

In fiscal years 2010 and 2009, Versar paid Grant Thornton $330,012 and $217,289, respectively, for quarterly reviews and the annual fiscal year audit and Sarbanes-Oxley Audit Services. Versar also made payments of $13,022 and $5,747 in fiscal years 2010 and 2009 to SGV & Co. for audit services in the Philippines.

Audit-Related Fees

Versar paid Grant Thornton $19,080 in fiscal year 2010 and $18,066 in fiscal year 2009 for audit-related fees for assurance and related services.

Tax Fees

In fiscal years 2010 and 2009, Versar paid $82,207 and $74,218, respectively, to Grant Thornton for federal and state tax compliance services. Versar also paid $57,219 and $41,838 in fiscal years 2010 and 2009 to Ryan Sharkey LLP for tax services. Versar paid $3,818 and $7,270 in fiscal years 2010 and 2009 to SGV & Co. for tax advisory services in the Philippines.

All Other Fees

In fiscal years 2010 and 2009, Versar paid $31,989 and $49,041, respectively, to Grant Thornton for various tax consulting, acquisition due diligence in the United Kingdom, and assistance with IRS and DCAA audits. Versar also paid $164,236 and $151,969 in fiscal years 2010 and 2009 to Ryan Sharkey LLP for consulting on compliance with Section 404 of the Sarbanes-Oxley Act and foreign exchange rate assistance.

The Audit Committee has adopted a comprehensive pre-approval policy for services by its registered public accounting firm. All services by Grant Thornton rendered in fiscal years 2010 and 2009 received prior approval by the Audit Committee. The Committee expects that all services performed by Grant Thornton in fiscal year 2011 will be subject to pre-approval by the Audit Committee.

PROPOSAL NO. 2
APPROVAL OF VERSAR, INC. 2010 STOCK INCENTIVE PLAN

On September 9, 2010, the Board of Directors of the Company adopted, subject to Stockholder approval, the Versar, Inc. 2010 Stock Incentive Plan (the “2010 Plan”). The Plan is subject to Stockholder approval at this Annual Meeting. Below is a summary of the principal provisions of the 2010 Plan and its operation. A copy of the 2010 Plan is set forth in full in Appendix A to this Proxy Statement, and the following description of the 2010 Plan is qualified in its entirety by reference to Appendix A.

Purpose of Proposal

The 2010 Plan is designed to provide an incentive to eligible employees, consultants and directors of the Company and its affiliates, to encourage proprietary interest in the Company by such persons, to enhance the Company’s ability to attract and strengthen the retention of highly qualified personnel, to enhance the long-term performance and competitiveness of the Company and to align interests of 2010 Plan Participants with those of the Company’s stockholders. The Company is proposing approval of the 2010 Plan because, at September 9, 2010, only 22,721 shares remained available for grants under the Company’s 2005 Stock Incentive Plan and 2002 Stock Incentive Plan. It is necessary for the Company to continue to grant stock incentive awards to employees, consultants and directors as part of their compensation to provide appropriate incentives.

Description of the 2010 Plan

General.  Directors, officers, and employees of the Company and its affiliates may be granted awards under the 2010 Plan, although only employees may receive stock options classified as “incentive stock options” (also known as “ISOs”). Following the Annual Meeting, the Company will have seven directors and approximately 495 employees eligible to receive awards under the 2010 Plan. To date, no options or other awards have been granted under the 2010 Plan. No determination has yet been made as to the grant of any options or other awards to any participant (including executive officers and directors) under the 2010 Plan, assuming Stockholder approval is received. If the 2010 Plan is approved by the Stockholders, it is expected that some of the shares available under the 2010 Plan will be issued to the non management directors as part of their 2011 annual compensation to better align their interests with those of the Stockholders.

A maximum of 1,000,000 shares of Common Stock may be made the subject of awards under the 2010 Plan, subject to adjustment in the event of certain changes in the capitalization of the Company. No single director, officer, or employee may be granted awards with respect to more than 350,000 shares of Common Stock during any consecutive three year period under the 2010 Plan; however, that number of shares may be adjusted in the event of certain changes in the capitalization of the Company. The closing bid price of Common Stock as reported on the NYSE Amex as of the Record Date was $2.52 per share.

The 2010 Plan will be administered by the Compensation Committee or such other committee of at least three directors as designated by the Board of Directors (the “Committee”), each of whom shall be a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee will have authority, subject to the terms of the 2010 Plan, to determine when and to whom to make grants under the plan, the type of Award and the number of shares to be covered by the grants, the fair market value of shares, the terms of the grants, which includes the exercise price of the shares of Common Stock covered by options, any applicable vesting provisions, and conditions under which awards may be terminated, expired, cancelled, renewed or replaced, and to construe and interpret the terms of the 2010 Plan and awards. Subject to applicable law, the Committee may authorize officers of the Company to make awards to eligible participants who are not officers.

Options.  Options granted under the 2010 Plan provide participants with the right to purchase shares at a predetermined exercise price. The Committee may grant ISOs (subject to certain limitations specified by the 2010 Plan and applicable law) and non-ISOs; provided that ISO treatment is not available for options held by a single participant that become first exercisable in any calendar year for shares that have a value exceeding $100,000 (based upon the fair market value of the shares on the option grant date).

SARs.  A share appreciation right generally permits a holder to receive, upon exercise, shares equal in value to the excess of (i) the fair market value, on the date of exercise, of the shares with respect to which the SAR is being exercised, over (ii) the exercise price of the SAR for such shares. SARs may also be settled in cash in an amount equal to such excess, to the extent designated by the Committee. The Committee may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage of the excess value.

Exercise Price for Options and SARs.  The per share purchase price under each option or SAR granted shall be established by the Committee at the time the option is granted. However, the per share purchase price shall not be less than 100% of the fair market value (generally, the current price reflected in trading on the NYSE Amex, which is our principal trading market) of a share of Common Stock on the date the option is granted; provided that the exercise price of ISOs awarded to participants who own more than 10% of our shares on the grant date may not be less than 110% of the fair market value on the grant date. The Plan does not permit the re-pricing of stock options or SARs without Stockholder approval.

Exercise of Options and SARs.  Each option granted pursuant to the 2010 Plan shall be for such term as determined by the Committee; provided, however, that no option shall be exercisable more than ten years from the date it was granted (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares). To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, shares of Company stock, cashless exercise under a program the Committee approves and, in the case of participants other than executive officers and directors of the Company, a promissory note in a principal amount equal to the exercise price and otherwise in a form and with such terms as are approved by the Committee.

Subject to the terms of the agreement evidencing an option grant, the option may be exercised during the one-year period after the optionee retires, during the one-year period after the optionee’s termination of service due to death or permanent disability, and during the 90-day period after the optionee’s termination of employment without cause (but in no case later than the termination date of the option and in each case only to the extent exercisable prior to any such termination of service). Forfeiture occurs on termination for cause. The agreements evidencing the grant of an option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder.

Restricted Shares, Restricted Share Units and Deferred Share Units.  Under the 2010 Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, and may grant restricted share units which represent the right to receive shares after certain vesting requirements are met. For restricted awards, the 2010 Plan provides the Committee with discretion to determine the terms and conditions under which a participant’s interests in such awards becomes vested. The 2010 Plan provides for deferred share units in order to permit certain directors, consultants, or select members of management to defer their receipt of compensation payable in cash or shares (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares.

Whenever shares are released pursuant to these awards, the participant will be entitled to receive additional shares that reflect any stock dividends that the Company’s Stockholders received between the date of the award and issuance or release of the shares. Likewise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company’s Stockholders during the same period. Such cash dividends may accrue interest in the discretion of the Committee, at a simple interest rate per annum, from their payment date to the Company’s Stockholders until paid in cash when the shares to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.

Performance Awards.  The 2010 Plan authorizes the Committee to grant performance-based awards in the form of performance units that the Committee may, or may not, designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. In either case, performance awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company, or any affiliate. Performance awards payable in shares are subject to an aggregate participant limit of 100,000 shares per performance period and performance awards payable in cash are subject to an aggregate participant limit of $500,000 per performance period. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

With respect to Performance Compensation Awards, the 2010 Plan requires that the Committee specify in writing the performance period to which the award relates, and an objective formula by which to measure whether and the extent to which the award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the award may not be amended or modified in a manner that would cause the compensation payable under the award to fail to constitute performance-based compensation under Code section 162(m).

Under the 2010 Plan, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.

Income Tax Withholding.  As a condition for the issuance of shares pursuant to awards, the 2010 Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares. If a participant does not provide for payment of withholding taxes prior to the payment date, the Company will satisfy the required withholding taxes first from withholding the cash otherwise payable to the participant pursuant to the Award, then by withholding and cancelling the participant’s rights with respect to a number of shares that would otherwise be delivered under the Award having an aggregate fair market value equal to the taxes owed, and finally withholding cash otherwise payable to the participant. Participants may elect to satisfy the applicable tax withholding associated with an Award by surrendering shares of Common Stock to the Company, including shares that would otherwise be issued pursuant to the Award, that have a fair market value equal to the withholding tax to be paid.

Transferability.  Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members, or related trusts, or as otherwise approved by the Committee for a select group of management or highly compensated employees.

Certain Corporate Transactions; Change in Control.  The Committee shall equitably adjust the number of shares covered by each outstanding award, and the number of shares that have been authorized for and remain available for grant and issuance under the 2010 Plan, as well as the price per share covered by each such outstanding award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under the 2010 Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. In any case, such substitution of securities will not require the consent of any person who is granted awards pursuant to the 2010 Plan.

Notwithstanding the foregoing, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type without Stockholder approval.

In addition, in the event or in anticipation of a Change in Control (as defined in the 2010 Plan), but subject to the terms of any award agreement, change in control governance agreement or other employment related agreement, the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s Stockholders or any participant with respect to his or her outstanding awards (except to the extent an award provides otherwise), take one or more of the following actions: (i) arrange for or otherwise provide that each outstanding award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (ii) accelerate the vesting of awards for any period (and may provide for termination of unexercised options and SARs at the end of that period) so that awards shall vest (and, to the extent applicable, become exercisable) as to the shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares issued upon exercise of an award shall lapse as to the shares subject to such repurchase right; (iii) arrange or otherwise provide for payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding awards; or (iv) make such other modification, adjustments or amendments to outstanding awards or the 2010 Plan as deemed necessary or appropriate.

Notwithstanding the above, in the event a participant holding an award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the 2010 Plan) by the successor corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted award held by the terminated participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of options and SARs), and any repurchase right applicable to any shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the participant’s termination.

In the event of any distribution to the Company’s Stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding award to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all awards will immediately terminate, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.

Forfeiture.  Unless otherwise provided in an agreement granting an Award, the Company has the following recourse (i) against a participant who does not comply with certain employment-related covenants, either during employment or after ceasing to be employed or does not materially comply with Company policies and procedures or (ii) if a triggering event occurs under any compensation “clawback” policy maintained at any time by the Company consistent with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act; the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred awards, rescind any exercise, payment or delivery pursuant to the Award, or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the participant’s sale of shares issued pursuant to the Award.

Term of the 2010 Plan; Amendments or Termination.  The Board of Directors of the Company has the power to terminate, amend, alter, suspend, or discontinue the 2010 Plan at any time. If the Board of Directors does not take action to terminate the 2010 Plan earlier, it will terminate on the tenth anniversary of its effective date (assuming approval by the Stockholders of this proposal at the Award Meeting, November 17, 2010). Certain amendments may require the approval of the Company’s Stockholders. No amendment, suspension, or termination of the 2010 Plan shall materially and adversely affect awards that previously had been granted without the written consent of the holders of those awards unless it relates to an adjustment pursuant to certain transactions that change the Company’s capitalization or it is otherwise mutually agreed between the participant and the Committee. Notwithstanding the foregoing, the Committee may amend the 2010 Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

Expected Federal Income Tax Consequences.  The following is a general discussion of certain U.S. federal income tax consequences relating to awards granted under the 2010 Plan. This discussion does not address all aspects of U.S. federal income taxation, does not discuss state, local and foreign tax issues and does not discuss considerations applicable to a holder who is, with respect to the United States, a non-resident alien individual. This summary of federal income tax consequences does not purport to be complete and is based upon interpretations of the existing laws, regulations and rulings which could be altered materially with enactment of any new tax legislation.

Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to awards (subject to the participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For participants, the expected U.S. tax consequences of awards are as follows:

Non-ISOs.  A participant will not recognize income at the time a non-ISO is granted. At the time a non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares issued to the participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs.  A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (i) the participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (ii) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights.  A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the value of any cash or shares that the participant receives.

Restricted Shares, Restricted Share Units, Deferred Share Units and Performance Awards.  In general, a participant will not recognize income at the time of grant of restricted shares, restricted share units, deferred share units or performance Awards, unless the participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a participant must recognize taxable compensation income equal to the value of any shares that the participant receives or is deemed to receive upon vesting of any such awards.

Special Tax Provisions.  Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances. The 2010 Plan is designed to permit awards that qualify as performance-based compensation for this purpose.

Existing Stock Incentive Plans

Currently, the Company has four stock incentive plans under which options remain outstanding, which were previously approved by the stockholders: the 2005 and 2002 Stock Incentive Plans, the 1996 Stock Option Plan, and the 1992 Stock Option Plan. The Company does not maintain any equity compensation plans not approved by stockholders.

Equity Compensation Plan Information

Number of Securities
Remaining Available for
	Number of Securities		Future Issuance under
	to be Issued Upon	Weighted-Average	Equity Compensation
	Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected in
Plan Category	Warrants and Rights	Warrants and Rights	Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	443,044	$3.20	22,721

Vote Required and Board Recommendation

The 2010 Plan must be approved by the affirmative vote of holders of a majority of the votes cast with respect to this Proposal No. 2, in person or by proxy, at the Annual Meeting.

The Board of Directors unanimously recommends that Stockholders vote “FOR” this Proposal.

PROPOSAL NO. 3
APPOINTMENT OF ACCOUNTANTS

The Audit Committee of the Board of Directors considers it desirable that its appointment of the firm of Grant Thornton as independent registered public accounting firm of the Company for fiscal year 2011 be ratified by the Stockholders. Grant Thornton has been the Company’s accountants since 2002. Representatives of Grant Thornton will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the Stockholders.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Grant Thornton and the enclosed proxy will be so voted unless a vote against the proposal or an abstention is specifically indicated.

2011 ANNUAL MEETING

It is presently contemplated that the 2011 annual meeting of stockholders will be held on or about November 16, 2011. In order for any appropriate stockholder proposal to be considered for inclusion in the proxy materials for the 2011 annual meeting of stockholders, it must be received by the Secretary of the Company no later than June 15, 2011, by certified mail, return receipt requested and must comply with applicable federal proxy rules. A proposal submitted for consideration at the 2011 annual meeting of stockholders subsequent to June 15, 2011 shall be considered untimely and will not be included in the Company’s proxy materials. Further, any proposals for consideration at the 2011 annual meeting for which the Company does not receive notice on or before August 29, 2011 shall be subject to the discretionary vote of the proxy holders at the 2011 annual meeting of stockholders.

OTHER MATTERS

As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

By Order of the Board of Directors,

James C. Dobbs
Secretary

October 13, 2010

APPENDIX A

VERSAR, Inc.

2010 STOCK INCENTIVE PLAN

1.	ESTABLISHMENT, PURPOSE, AND TYPES OF AWARDS

Versar, Inc. (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “Versar, Inc. 2010 Stock Incentive Plan” (hereinafter referred to as the “Plan”), in order to provide incentives and awards to select employees and directors of the Company and its Affiliates for the following purposes: (i) to enhance the Company’s ability to attract highly qualified personnel; (ii) to strengthen its retention capabilities of such employees; (iii) to enhance the long-term performance and competitiveness of the Company; and (iv) to align the interests of Plan participants with those of the Company’s shareholders.

The Plan permits the granting of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights (“SARs”)
Section 8	Restricted Shares and Restricted Share Units
Section 9	Deferred Share Units
Section 10	Performance and Cash-settled Awards

The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2.	DEFINED TERMS

Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3.	SHARES SUBJECT TO THE PLAN

Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue for all Awards is 1,000,000 Shares, subject to the limitation set forth in Section 5(c). For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

Any Shares reserved for Plan Awards will again be available for future Awards if the Shares for any reason will never be issued to a Participant or Beneficiary pursuant to an Award (for example, due to its settlement in cash rather than in Shares, or the Award’s forfeiture, cancellation, expiration, or net settlement through the issuance of Shares). Further, and to the extent permitted under Applicable Law, the maximum number of Shares available for delivery under the Plan shall not be reduced by any Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of the Company’s or an Affiliate’s acquiring another entity. On the other hand, Shares that a Person owns and tenders in payment of all or part of the exercise price of an Award or in satisfaction of applicable Withholding Taxes shall not increase the number of Shares available for future issuance under the Plan.

Notwithstanding the foregoing, the number of Shares that are available for ISO Awards shall not exceed 1,000,000 Shares (as adjusted pursuant to Section 13 of the Plan, and as determined in accordance with Code Section 422).

4.	ADMINISTRATION

(a) General.  The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall prescribe, amend and rescind such rules and regulations and procedures for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or to the extent permitted by federal securities laws and the rules and regulations of the NYSE Amex if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan. Determinations under the Plan must be made by the Committee or Board as specified above, and not through delegation to management except that, if and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards).

(b) Committee Composition.  The Board shall appoint the members of the Committee. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(c) Powers of the Committee.  Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i) to grant Awards and to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, SARs or dollars to be covered by each Award;

(ii) to determine, from time to time, the Fair Market Value of Shares;

(iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi) to the extent consistent with the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs;

(vii) establish, for itself or using the services of a third party, an automated system for the documentation, granting, settlement, or exercise of Awards, such as a system using an internet website or interactive voice response, and to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant through the use of such an automated system; and

(viii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

(d) Deference to Committee Determinations.  The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.

(e) No Liability; Indemnification.  Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5.	ELIGIBILITY

(a) General Rule.  Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance or Cash-settled Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance or Cash-settled Award. Each Award shall be evidenced by an Award Agreement that sets forth terms and conditions not inconsistent with this Plan, signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

(b) Limits on Awards.  During any consecutive three year period under the Plan, no single Participant may receive Awards that in the aggregate relate to more than 350,000 Shares. The Committee will adjust this limitation pursuant to Section 13 below.

(c) Replacement Awards.  Subject to Applicable Laws (including any associated Stockholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards or other grants that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options and SARs, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option or SAR unless (i) the Award is occurring in connection with the assumption or exchange of economically-equivalent awards in connection with a Change of Control or (ii) the Company’s stockholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

6.	OPTION AWARDS

(a) Types; Documentation.  The Committee may in its discretion grant ISOs to any Eligible Person specified in Section 6(b) below and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that sets forth terms and conditions not inconsistent with this Plan and that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

(b) Special ISO Provisions.  The following provisions shall control any grants of Options that are denominated as ISOs; provided that ISOs may not be granted more than ten (10) years after Board approval of the Plan.

(i) Eligibility.  The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person.

(ii) Documentation.  Each Option that is intended to be an ISO must be designated in the Award Agreement as an ISO, provided that any Option designated as an ISO will be a Non-ISO to the extent the Option fails to meet the requirements of Code Section 422 or the provisions of this Section 5(b). In the case of an ISO, the Committee shall determine on the Date of Grant the acceptable methods of paying the exercise price for Shares, and it shall be included in the applicable Award Agreement.

(iii) $100,000 Limit.  To the extent that the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds U.S. $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the U.S. $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the U.S. $100,000 limit, the most recently granted Options shall be reduced first. In the event that Code Section 422 is amended to alter the limitation set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(iv) Grants to 10% Holders.  In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the ISO’s term shall not exceed five years from the Grant Date, and the exercise price shall be at least 110% of the Fair Market Value of the underlying Shares on the Grant Date. In the event that Code Section 422 is amended to alter the limitations set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(v) Substitution of Options.  In the event the Company or an Affiliate acquires (whether by purchase, merger, or otherwise) all or substantially all outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Code Section 424, the Committee may, in accordance with the provisions of that Section, substitute ISOs for ISOs previously granted under the plan of the acquired company provided (A) the excess of the aggregate Fair Market Value of the Shares subject to an ISO immediately after the substitution over the aggregate exercise price of such shares is not more than the similar excess immediately before such substitution, and (B) the new ISO does not give additional benefits to the Participant, including any extension of the exercise period.

(vi) Notice of Disqualifying Dispositions.  By executing an ISO Award Agreement, each Participant agrees to notify the Company in writing immediately after the Participant sells, transfers or otherwise disposes of any Shares acquired through exercise of the ISO, if such disposition occurs within the earlier of (A) two years of the Grant Date, or (B) one year after the exercise of the ISO being exercised. Each Participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any applicable tax laws.

(c) Term of Options.  Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date and provided that the term of any ISO granted to an Employee who is a Ten Percent Holder on the Grant Date shall not exceed five years from the Grant Date.

(d) Exercise Price.  Subject to Section 6(b) above, the exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, provided that such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date. Neither the Company nor the Committee shall, without stockholder approval, allow for a repricing of Options within the meaning of the federal securities laws and the rules and regulations of the NYSE Amex.

(e) Exercise of Option.  The Committee shall in its sole discretion determine the times, circumstances, and conditions under which an Option shall be exercisable, and shall set them forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

(f) Minimum Exercise Requirements.  An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

(g) Methods of Exercise.  Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and shall include such methods in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i) cash or check payable to the Company (in U.S. dollars);

(ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (D) are duly endorsed for transfer to the Company;

(iii) a net exercise by surrendering to the Company Shares otherwise receivable upon exercise of the Option;

(iv) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale;

(v) a promissory note in a principal amount equal to the exercise price and otherwise in a form and with such terms as are approved by the Committee or cancellation of other indebtedness, provided no executive officer or director of the Company shall be permitted to pay any portion of an Option exercise price by issuance of a promissory note; or

(vi) any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore and payment of all applicable Withholding Taxes required by reason of such exercise are received by the Company.

Notwithstanding any other provisions of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(h) Termination of Continuous Service.  The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i) Termination other than Upon Disability, Death or Retirement or for Cause.  In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii) Disability.  In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii) Retirement.  In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iv) Death.  In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(v) Cause.  If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

(i) Reverse Vesting.  The Committee in its sole and absolute discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.

7.	SHARE APPRECIATE RIGHTS (SARS)

(a) Grants.  The Committee may grant SARs to any Eligible Person pursuant to an Award Agreement setting forth terms and conditions that are not inconsistent with the Plan, in any of the following forms:

(i) SARs related to Options.  The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

(ii) SARs Independent of Options.  The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine which conditions will be set forth in the applicable Award Agreement.

(iii) Limited SARs.  The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company’s stockholders generally in connection with the event.

(b) Exercise Price.  The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of the underlying Shares on the Grant Date. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. The exercise price of an SAR shall be subject to the special rules on pricing contained in Sections 6(d). Neither the Company nor the Committee shall, without stockholder approval, allow for a repricing of SARs within the meaning of federal securities laws or the rules and regulations of the American Stock Exchange.

(c) Exercise of SARs.  Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the stockholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

(d) Effect on Available Shares.  At each time of exercise of a SAR that is settled in Shares, only those Shares that are issued or delivered in settlement of the exercise shall be counted against the number of Shares available for Awards under the Plan.

(e) Payment.  Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment or Shares pursuant to Section 7(f) below of an amount determined by multiplying —

(i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(ii) the number of Shares with respect to which the SAR has been exercised.

Notwithstanding the foregoing, an SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement, of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.

(f) Form and Terms of Payment.  Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), solely in cash, or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in Shares as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of an SAR.

(g) Termination of Employment or Consulting Relationship.  The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant’s Continuous Service.

8.	RESTRICTED SHARES AND RESTRICTED SHARE UNITS

(a) Grants.  The Committee may in its discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is not inconsistent with the Plan and that is delivered to the Participant setting forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”) to any Eligible Person and shall evidence such grant in an Award Agreement that is not inconsistent with the Plan and that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. Such Award Agreement may include, without limitation, restrictions concerning voting rights and transferability, and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee, including, without limitation, criteria based on participant’s duration of employment, directorship or consultancy with the Company, individual, group, or divisional performance criteria, company performance or other criteria selected by the Committee. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”) which shall vest in full upon the Grant Date, or such other date as the Committee may determine, or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to received Unrestricted Shares in lieu of cash bonuses that would otherwise be paid to such Eligible Persons.

(b) Vesting and Forfeiture.  The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

(c) Issuance of Restricted Shares Prior to Vesting.  The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

(d) Issuance of Shares upon Vesting.  As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

(e) Dividends Payable on Vesting.  Whenever Shares are released to a Participant under Section 8(d) above pursuant to the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 8(d) above, such Participant shall receive (unless otherwise provided in the Award Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the discretion of the Committee, simple interest at a rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released or issued.

(f) Section 83(b) Elections.  A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares. A Participant who has received Restricted Share Units may, within ten days after receiving the Award, provide the Committee with written notice of his or her desire to make a Section 83(b) Election with respect to the Shares subject to such Restricted Share Units. The Committee may in its discretion permit such Section 83(b) Election by converting the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares; provided that the Participant’s Section 83(b) Election would be invalid if not filed with the Company and the appropriate U.S. tax authorities within 30 days after the Grant Date of the Restricted Share Units that are thereafter replaced by the Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

(g) Deferral Elections.  At any time within the thirty-day period (or other shorter or longer period that the Committee selects) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant both more than 12 months after the date of Participant’s deferral election and upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above.

9.	DEFERRED SHARE UNITS

(a) Elections to Defer.  The Committee may permit any Eligible Person (regardless of whether or not there is a deferral of the Eligible Person’s compensation) who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who is first eligible to defer hereunder) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation. For any Participant who is subject to U.S. income taxation, the Committee shall only authorize deferral elections under this Section pursuant to written procedures, and using written Election Forms, that satisfy the requirements of Code Section 409A.

(b) Vesting.  Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

(c) Issuances of Shares.  Unless an Award Agreement expressly provides otherwise, the Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service ends for any reason, unless —

(i) the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are triggered by, and completed within ten years following, the last day of Participant’s Continuous Service, and

(ii) the Company has accepted the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Administrator at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s election, and (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

Fractional shares shall not be issued, and instead shall be paid out in cash.

(d) Crediting of Dividends.  Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

(e) Emergency Withdrawals.  In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The number of Shares subject to the Participant’s Deferred Share Unit Awards shall be reduced by any Shares distributed to the Participant and by a number of Shares having a Fair Market Value on the date of the distribution equal to any cash paid to the Participant pursuant to this Section. For all Deferred Share Units granted to Participants who are U.S. taxpayers, the term “unforeseeable emergency” shall be interpreted in accordance with Code Section 409A. The Committee shall, in its sole and absolute discretion, determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any, and may determine whether or not to provide the Participant with cash or Shares. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

(f) Unsecured Rights to Deferred Compensation.  A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

(g) Termination of Service.  For purposes of this Section, a Participant’s “Continuous Service” shall only end when the Participant incurs a “separation from service” within the meaning of Treasury Regulations § 1.409A-1(h). A Participant shall be considered to have experienced a termination of Continuous Service when the facts and circumstances indicate that either (i) no further services will be performed for the Company or any Affiliate after a certain date, or (ii) that the level of bona fide services the Participant will perform after such date (whether as an Employee, Director, or Consultant) are reasonably expected to permanently decrease to no more than 50% of the average level of bona fide services performed by such Participant (whether as an Employee, Director, or Consultant) over the immediately preceding 36-month period (or full period of services to the Company and its Affiliates if the Participant has been providing such services for less than 36 months).

10.	PERFORMANCE AWARDS

(a) Performance Units.  Subject to the limitations set forth in paragraph (c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is not inconsistent with the Plan and that is delivered to the Participant which sets forth the terms and conditions of the Award. The Performance Unit Awards may have substantially the same financial benefits and other terms and conditions as options, SARs, Restricted Stock Units or Deferred Stock Units, that may be settled only in cash.

(b) Performance Compensation Awards.  Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), and has terms and conditions designed to qualify as such. With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) should not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable under the Award to fail to constitute qualified performance based compensation under Section 162m of the Code.

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

(c) Limitations on Awards.  The maximum Performance Unit Award including any performance Compensation Award that Participants may receive in the aggregate for any one Performance Period shall not exceed 100,000 Shares subject to adjustment pursuant to Section 13 below (or, for Performance Unit Awards to be settled in cash $500,000, determined on the Grant Date). The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will be credited as Deferred Share Units. Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

(d) Definitions.

(i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii) “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(e) Deferral Elections.  At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to a Performance Award, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of ERISA) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b) above.

11.	TAXES; WITHHOLDING

(a) General.  As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax (including penalty) obligations (“Withholding Taxes”) that may arise in connection with the Award and the issuance of Shares. Neither the Company, any Affiliate, nor any of their employees, directors or agents shall have any obligation to mitigate, indemnify, or to otherwise hold any Participant harmless from any or all of such Withholding Taxes. The Company shall not be required to issue any Shares (or to pay cash) under the Plan until such obligations are satisfied. Except to the extent otherwise either provided in an Award Agreement or thereafter authorized by the Committee, the Company or any Affiliate will satisfy required Withholding Taxes that the Participant has not otherwise arranged to settle before the due date thereof —

(i) first from withholding the cash otherwise payable to the Participant pursuant to the Award;

(ii) then by withholding and cancelling the Participant’s rights with respect to a number of Shares that (A) would otherwise have been delivered to the Participant pursuant to the Award, and (B) have an aggregate Fair Market Value equal to the Withholding Taxes (such withheld Shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of the withholding); and

(iii) finally, withholding the cash otherwise payable to the Participant by the Company.

The number of Shares withheld and as to which Participant’s rights are cancelled to pay a Participant’s Withholding Taxes will be rounded up to the nearest whole Share sufficient to satisfy such taxes, with cash being paid to the Participant in an amount equal to the amount by which the Fair Market Value of such Shares exceeds the Withholding Taxes.

(b) Surrender of Shares.  If permitted by the Committee, in its discretion, a Participant may elect to satisfy the minimum applicable Tax Withholding associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the date the withholding must be paid equal to the amount required to be withheld.

(c) U.S. Code Section 409A.  To the extent that the Committee determines that any Award granted under the Plan is subject to Code Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Code Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate (i) to exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) to comply with the requirements of Code Section 409A and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

(d) Unfunded Tax Status.  The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Person pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Person any rights that are greater than those of a general creditor of the Company or any Affiliate, and a Participant’s rights under the Plan at all times constitute an unsecured claim against the general assets of the Company for the collection of benefits as they come due. Neither the Participant nor the Participant’s duly-authorized transferee or Beneficiaries shall have any claim against or rights in any specific assets, Shares, or other funds of the Company.

12.	NON-TRANSFERABILITY OF AWARDS

(a) General.  Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.

(b) Limited Transferability Rights.  Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award other than an ISO Share-settled SAR, Restricted Shares or Performance Shares may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, CHANGE IN CONTROL, ETC.

(a) Changes in Capitalization.  The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the exercise price or other price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, merger, consolidated, change in organization form or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including cash or securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of cash or securities shall not require the consent of any person who is granted Awards pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any award.

(b) Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c) Change in Control.  In the event of a Change in Control but subject to the terms of any Award Agreements, Change in Control Severance Agreements, or other employment related agreements between the Company or any Affiliates and any Participant, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

(i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);

(ii) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the

Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

(iii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or

(iv) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.

Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination, unless an Award Agreement provides otherwise.

(d) Certain Distributions.  In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14.	TIME OF GRANTING AWARDS.

The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee consistent with Applicable Law and generally accepted accounting principles, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15.	MODIFICATION OF AWARDS AND SUBSTITUTION OF OPTIONS.

(a) Modification, Extension, and Renewal of Awards.  Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, except in connection with a Change in Control, the Committee may not cancel an outstanding Option or SAR that is underwater for the purpose of reissuing the Option or SAR to the participant at a lower exercise price or granting a replacement Award of a different type or otherwise allowing for “repricing” within the meaning of applicable federal securities laws, without stockholder approval. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

(b) Substitution of Options.  Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

16.	TERM OF PLAN.

The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below. No Awards shall be made under the Plan after its termination.

17.	AMENDMENT AND TERMINATION OF THE PLAN.

The Board may amend or terminate the Plan as it shall deem advisable; provided that no change shall be made that increases the total number of Shares reserved for issuance pursuant to Awards (except pursuant to Section 13 above) unless such change is authorized by the shareholders of the Company. A termination or amendment of the Plan shall not materially and adversely affect a Participant’s vested rights under an Award previously granted to him or her, unless the Participant consents in writing to such termination or amendment. Notwithstanding the foregoing, the Committee may amend the Plan to comply with changes in tax or securities laws or regulations, or in the interpretation thereof. Furthermore, neither the Company nor the Committee shall, without shareholder approval, amend the Plan either (a) to allow for a “repricing” within the meaning of federal securities laws applicable to proxy statement disclosures, or (b) to cancel an outstanding Option or SAR whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option or SAR to the Participant at a lower exercise price or granting a replacement award of a different type.

18.	CONDITIONS UPON ISSUANCE OF SHARES.

Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19.	RESERVATION OF SHARES.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.	EFFECTIVE DATE.

This Plan shall become effective on the date (the “Effective Date”) upon which it has received approval by a vote of a majority of the votes cast at a duly held meeting of the Company’s stockholders (or by such other stockholder vote that the Committee determines to be sufficient for the issuance of Shares and Awards according to the Company’s governing documents and Applicable Law).

21.	CONTROLLING LAW.

All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Virginia, to the extent not preempted by United States federal law.

22.	LAWS AND REGULATIONS.

(a) General Rules.  This Plan, the granting of Awards, the exercise of Options and SARs, and the obligations of the Company hereunder (including those to pay cash or to deliver, sell or accept the surrender of any of its Shares or other securities) shall be subject to all Applicable Law. In the event that any Shares are not registered under any Applicable Law prior to the required delivery of them pursuant to Awards, the Company may require, as a condition to their issuance or delivery, that the persons to whom the Shares are to be issued or delivered make any written representations and warranties (such as that such Shares are being acquired by the Participant for investment for the Participant’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares) that the Committee may reasonably require, and the Committee may in its sole discretion include a legend to such effect on the certificates representing any Shares issued or delivered pursuant to the Plan.

(b) Black-out Periods.  Notwithstanding any contrary terms within the Plan or any Award Agreement, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of any Option or SAR, as well as the settlement of any Award, with respect to any or all Participants (including those whose Continuous Service has ended) to the extent that the Committee determines that doing so is either desirable or required in order to comply with applicable securities laws.

(c) Severability; Blue Pencil.  In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. If, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended.

23.	NO STOCKHOLDER RIGHTS.

Neither a Participant nor any transferee of a Participant shall have any rights as a stockholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award (unless otherwise provided herein or in an Award Agreement), a Participant shall not have the right to vote or to receive dividends or any other rights as a stockholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24.	NO EMPLOYMENT RIGHTS.

The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

25.	TERMINATION, RESCISSION AND RECAPTURE.

(a) Each Award under the Plan is intended to align the Participant’s long-term interest with those of the Company. If the Participant engages in certain activities discussed below or any triggering events occur under any compensation “clawback” policy maintained at any time by the Company consistent with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (a “Clawback Policy”), either during employment or after employment with the Company terminates for any reason, the Participant’s and the Company’s long-term interests are no longer aligned. Accordingly, except as otherwise expressly provided in the Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b) and (c) hereof (collectively, the “Conditions”) or the Committee determines that a triggering event has occurred under a Clawback Policy.

(b) A Participant shall not, without the Company’s prior written authorization, disclose to anyone outside the Company, or use in other than the Company’s business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

(c) Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

(d) Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant’s then-current employer or any entity for which the Participant performs business services and the Participant’s title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

(e) If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions, (ii) during his or her Continuous Service, or within one year after its termination for any reason, a Participant (a) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (b) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (c) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, or material breach or failure to comply with any Company policy applicable to Participant or (iii) a triggering event has occurred under a Clawback Policy, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.

(f) Within ten days after receiving notice from the Company of any such determination, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section 25 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant’s Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

(g) Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b) or (c) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under applicable law.

(h) All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i) Notwithstanding any provision of this Section, if any provision of this Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

Notwithstanding the foregoing, but subject to any contrary terms set forth in any Award Agreement, this Section shall not be applicable: (i) to any Participant who is not, on the Award Date, an Employee of the Company or its Affiliates; and (ii) to any Participant from and after his or her termination of Continuous Service after a Change in Control.

Versar, Inc.

2010 Stock Incentive Plan

Appendix A: Definitions

As used in the Plan, the following definitions shall apply:

“Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system (including the American Stock Exchange) rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, a Deferred Share Unit and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Board” means the Board of Directors of the Company.

“Cause” for termination of a Participant’s Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” means any of the following:

(1) The acquisition in one or more transactions by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), of “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of forty percent (40%) or more of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”), provided, however, that for purposes of this definition, Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person’s Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

(2) The individuals who are members of the Incumbent Board, cease for any reason to constitute at least two-thirds of the Board; or

(3) Approval by the stockholders of the Company of (i) a merger or consolidation involving the Company if the stockholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation, or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or subsequently all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because forty percent (40%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its Affiliates, or (ii) any corporation, which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Security Beneficially Owned by the Subject Person, then a Change in Control shall occur.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee or one or more other committees or subcommittees comprised of at least three directors of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of Directors who are non-employee directors within the meaning of Rule 16b-3.

“Company” means Versar, Inc., a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

‘‘Continuous Service” means a Participant’s period of service in the absence of any interruption or termination, as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service if the individual continues to provide bona fide services for the Company. The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

“Deferred Share Units” mean Awards pursuant to Section 9 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” means a condition under which a Participant —

(1) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(2) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

“Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

‘‘Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the NYSE Amex (the “Exchange”), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price or (B) if no last sale price, the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

“Grant Date” has the meaning set forth in Section 14 of the Plan.

“Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Incumbent Board” shall mean the individuals who as of September   , 2010 are members of the Board and any individual becoming a director subsequent to September   , 2010 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; provided, however, that any individual who is not a member of the Incumbent Board at the time he or she becomes a member of the Board shall become a member of the Incumbent Board upon the completion of two full years as a member of the Board; provided, further, however, that notwithstanding the foregoing, no individual shall be considered a member of the Incumbent Board if such individual initially assumed office (i) as a result of either an actual or threatened “election contest” (within the meaning of Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”), or (ii) with the approval of the other Board members, but by reason of any agreement intended to avoid or settle a Proxy Contest.

“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control:

(i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or

(ii) voluntary resignation by the Participant through the following actions: (1) the Participant provides the Company with written notice of the existence of one of the events, arising without the Participant’s consent, listed in clauses (A) through (C), below within thirty (30) days of the initial existence of such event; (2) the Company fails to cure such event within thirty (30) days following the date such notice is given; and (3) the Participant elects to voluntarily terminate employment within the ninety (90) day period immediately following such event. The events include: (A) a material reduction in the Participant’s authority, duties, and responsibilities, provided that a mere change in the Participant’s title shall not trigger an Involuntary

Termination, (B) the Participant being required to relocate his place of employment, other than a relocation within fifty (50) miles of the Participant’s principal work site at the time of the Change in Control, or (C) a material reduction in the Participant’s Base Salary other than any such reduction consistent with a general reduction of pay for similarly-situated Participants.

“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

“Option” means any stock option granted pursuant to Section 6 of the Plan.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

‘‘Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

“Performance Compensation Awards” mean Awards granted pursuant to Section 10(b) of the Plan.

‘‘Performance Unit” means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this Versar, Inc. 2010 Stock Incentive Plan.

“Reporting Person” means an officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

“Restricted Share Units” mean Awards pursuant to Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

‘‘SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7 of the Plan.

“Share” means a share of common stock of the Company, as adjusted in accordance with Section 13 of the Plan.

“Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

Versar, Inc. WO# 82526 FOLD AND DETACH HERE PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. Please mark your votes as n i dic ated in this example X FOR al WITHHOLD AUTHORITY nominees li sted to vote for all nominees belo w li sted belo w *EXCEPTIONS FOR AGAINST ABSTAIN 1. Election of Dir ectors 2. Approval of the 2010 Stock Incentive Plan. Nomin ees 01 Robert L. Durfee 05 Amir A. Metry 3. Ratification of the appointment of Grant Thornton LLP as independent accountants for fiscal year 2011. 02 Paul J. Hoeper 06 Anthony L. Otten 03 James L. Gal agher 07 Ruth I. Dreessen 04 Amoretta M. Hoeber 4. In their discretion upon such other matters as may properly come before the meeting or any adjournment(s) thereof and upon matters incident to the conduct of the meeting. (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below). *Exception Mark Here for Address Change or Comments SEE REVERSE Please Signature sign exactly as your name appears herein. If you are signing for the stockholder,Signature please sign the stockholder’s name, your name and state the capacity in which youDate are signing.

Choose MLinkSM for fast, easy and secure 24/7 onlin e access to your future proxy materia ls, investment plan statements, tax documents and more. Simply lo g on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions wil l prompt you through enrollment. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2010 Annual Report to Stockholders are available at: https://materials.proxyvote.com/925297 FOLD AND DETACH HERE VERSAR, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 17, 2010 Solicited on Behalf of the Board of Directors The undersigned hereby authoriz es Paul J. Hoeper and Anthony L. Otten, and each of them n i dividual y, with power of substitutio n, to vote and otherwise represent all of the shares of Common Stock of Versar, Inc. (the “Company”), held of record by the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the Springfield Golf and Country Clu b, 8301 Old Keene Mill Road, Springfield, Virgin ia, on Wednesday, November 17, 2010 at 10:00 a.m. local time, and any adjournment(s) thereof, as n i dicated on the reverse side hereof. The undersigned acknowledges receipt of the Notice of Annual Meetin g of Stockholders and Proxy Statement dated, in each case, October 13, 2010. All other proxies heretofore given by the undersigned to vote shares of the Company’s Common Stock are expressly revoked. The shares represented by this proxy will be voted as described on the reverse hereof by the Stockholder. If not otherwise directed, this proxy will be voted FOR all nominees for directors listed in proposal 1 and FOR proposals referred to in Items 2, 3 and 4 on the reverse side. BNY MELLON SHAREOWNER SERVICES Address Change/Comments P.O. BOX 3550 (Mark the corresponding box on the reverse side) SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side) WO# 82526